Exhibit 99.2

Exhibit 99.2

ING U . S . Quarterly Investor

Supplement

S e p t e m b e r 3 0 , 2 0 1 3

This report should be read in conjunction with ING U.S Inc’s Quarterly Report on Form 10-Q for the period ended September 30, 2013 as filed with the

Securities and Exchange Commission. All financial information is unaudited.

ING U.S.

Table of Contents

Page

Consolidated

Explanatory Note on Non-GAAP Financial Information 3-4

Organizational Chart 5

Key Metrics 6

Adjusted Operating Return on Capital 7

Adjusted Operating Earnings Before Interest, After Income Taxes 8

Consolidated Balance Sheets 9

Consolidated Statements of Operations 10

Ongoing Business Sources of Operating Earnings 11

Consolidated Earnings Before Income Taxes 12

Operating Earnings by Segment 13-14

Operating Revenues and Operating Earnings by Segment 15

Adjusted Operating Earnings by Segment 16

DAC/VOBA Segment Trends 17

Consolidated Capital Structure 18

Consolidated Assets Under Management/Assets Under Administration 19

Retirement

Sources of Operating Earnings 21

Operating Earnings 22

Assets Under Management/Assets Under Administration 23

Assets Under Management Rollforward 24

Annuities

Sources of Operating Earnings 26

Operating Earnings 27

Assets Under Management 28

Assets Under Management Rollforward 29

Investment Management

Sources of Operating Earnings 31

Operating Earnings 32

Key Metrics 33

Account Value Rollforward by Source 34

Account Value by Asset Type 35

Individual Life

Sources of Operating Earnings 37

Operating Earnings 38

Key Metrics 39

Employee Benefits

Sources of Operating Earnings 41

Operating Earnings 42

Key Metrics 43

Corporate

Operating Earnings 45

Closed Blocks

ISP and Other Operating Earnings 47

Closed Block Variable Annuity Income (Loss) Before Income Taxes 48

Closed Block Variable Annuity Death and Living Benefits 49

Assets Under Management Rollforward 50

Investment Information

Portfolio Composition 52

Portfolio Results 53

Alternative Investment Income 54

Unrealized Gains (Losses) 55

Asset Backed Securities 56

RMBS Securities Summary 57

CMBS and Other Asset-Backed Securities Summary 58

Mortgage Loans on Real Estate 59

US and Foreign Corporate Securities 60

Exposure to European Debt- Fixed Maturities and Equity Securities 61

Additional Information

Adjustments to Operating Earnings by Segment 63

Average Capital and Financial Leverage 64

Operating Revenues by Segment 65

Ongoing Business Sources of Earnings Reconciliation 66-68

Fixed Maturity Securities—Hannover Life Re Modco Reinsurance 69

Financial Ratings 70

ING U.S

Explanatory Note on Non-GAAP Financial Information

Operating earnings before income taxes is an internal measure we use to evaluate segment performance. Operating earnings before income taxes does not replace net income (loss) as the GAAP measure of the consolidated results of operations and consists of operating revenues less operating benefits and expenses. Each segment’s operating earnings before income taxes is calculated by adjusting income (loss) before income taxes for the following items:

Net investment gains (losses), net of related amortization of DAC, VOBA, sales inducements and unearned revenue. Net investment gains (losses) include gains (losses) on the sale of securities, impairments, changes in the fair value of investments using the fair value option (“FVO”) unrelated to the implied loan-backed security income recognition for certain mortgage-backed obligations and changes in the fair value of derivative instruments, excluding realized gains (losses) associated with swap settlements and accrued interest;

Net guaranteed benefit hedging gains (losses), which include changes in the fair value of derivatives related to guaranteed benefits, net of related reserve increases (decreases) and net of related amortization of DAC, VOBA and sales inducements, less the estimated cost of these benefits. The estimated cost, which is reflected in operating results, reflects the expected cost of these benefits if markets perform in line with our long-term expectations and includes the cost of hedging. All other derivative and reserve changes related to guaranteed benefits are excluded from operating results, including the impacts related to changes in our nonperformance spread;

Income (loss) related to business exited through reinsurance or divestment;

Income (loss) attributable to noncontrolling interests;

Income (loss) related to early extinguishment of debt;

Impairment of goodwill, value of management contract rights and value of customer relationships acquired;

Immediate recognition of net actuarial gains (losses) related to our pension and other post-employment benefit obligations and gains (losses) from plan amendments and curtailments; and

Other items, including restructuring expenses (severance, lease write-offs, etc.), integration expenses related to our acquisition of CitiStreet and certain third-party expenses and deal incentives related to the anticipated divestment of the Company by ING Group.

ING U.S

Explanatory Note on Non-GAAP Financial Information

Adjusted operating earnings is also an internal measure we use to evaluate segment performance. This measure excludes from operating earnings the following items:

DAC/VOBA and other intangibles unlocking

DAC/VOBA and other intangibles unlocking can be volatile, so excluding the effect of this can improve period to period comparability

Investment portfolio restructurings implemented in 2012

The investment portfolio restructurings in 2012 reduced the run-rate level of investment income, and we believe that such effects are not reflective of the performance of our Ongoing Business

The net gain included in operating earnings in the third quarter of 2013 from a distribution of cash and securities in conjunction with a Lehman Brothers bankruptcy settlement and the losses as a result of the decision to dispose of certain Low Income Housing Tax Credit partnerships (“LIHTC”) as a means of exiting this asset class

Interest expense related to debt in our Corporate segment

In addition to book value per share including accumulate other comprehensive income (AOCI), we look at book value per share excluding AOCI. Included in AOCI are investment portfolio unrealized gains or losses. In the ordinary course of business we do not plan to sell most investments for the sole purpose of realizing gains or losses, so book value per share excluding AOCI provides a metric consistent with that view.

Our Closed Block Variable Annuity segment is managed to focus on protecting regulatory and rating agency capital rather than achieving operating metrics and, therefore, its results of operations are not reflected within operating earnings before income taxes. When we present the adjustments to Income (loss) before income taxes on a consolidated basis, each adjustment excludes the relative portions attributable to our Closed Block Variable Annuity segment.

The most directly comparable GAAP measure to operating earnings before income taxes is net income (loss) before income taxes. For a reconciliation of operating earnings before income taxes to income (loss) before income taxes, refer to the “Consolidated Earnings Before Income Taxes” page in this document.

Operating revenues is a measure of our segment revenues. We calculate operating revenues by adjusting each segment’s revenue for the following items:

Net realized investment gains (losses) and related charges and adjustments, which include gains (losses) on the sale of securities, impairments, changes in the fair value of investments using the

FVO unrelated to the implied loan-backed security income recognition for certain mortgage-backed obligations and changes in the fair value of derivative instruments, excluding realized gains (losses) associated with swap settlements and accrued interest. These items are net of related amortization of unearned revenue;

Gain (loss) on change in fair value of derivatives related to guaranteed benefits, which include changes in the fair value of derivatives related to guaranteed benefits, less the estimated cost of these benefits. The estimated cost, which is reflected in operating results, reflects the expected cost of these benefits if markets perform in line with our long-term expectations and includes the cost of hedging. All other derivative and reserve changes related to guaranteed benefits are excluded from operating revenues, includ ing the impacts related to changes in our nonperformance spread;

Revenues related to businesses exited through reinsurance or divestment;

Revenues attributable to noncontrolling interests;

Other adjustments to operating revenues primarily reflect fee income earned by our broker dealers for sales of non-proprietary products, which are reflected net of commission expense in our segments’ operating revenues, as well as other items where the income is passed on to third parties.

Operating revenues also excludes the revenues of our Closed Block Variable Annuity segment, since this segment is managed to focus on protecting regulatory and rating agency capital rather than achieving operating metrics. When we present the adjustments to Total revenues on a consolidated basis, each adjustment excludes the relative portions attributable to our Closed Block Variable Annuity segment.

The most directly comparable GAAP measure to operating revenues is total revenues. For a reconciliation of operating revenue to total revenues, please refer to the “Operating Revenues by Segment” page in this document.

We analyze our Ongoing Business performance based on the sources of earnings. We believe this supplemental information is useful in order to gain a better understanding of our operating earnings (loss) before income taxes for the following reasons: (1) we analyze our business using this information and (2) this presentation can be helpful for investors to understand the main drivers of operating earnings (loss) before income taxes of our ongoing businesses. The sources of earnings are defined as such:

Investment spread and other investment income consists of net investment income and net realized investment gains (losses) associated with swap settlements and accrued interest, less interest credited to policyholder reserves.

Fee based margin consists primarily of fees earned on AUM, AUA, and transaction based recordkeeping fees.

Net underwriting gain (loss) and other revenue contains the following: the difference between fees charged for insurance risks and incurred benefits, including mortality, morbidity, and surrender results, contractual charges for universal life and annuity contracts, the change in the unearned revenue reserve for universal life contracts, and that portion of traditional life insurance premiums intended to cover expenses and profits. Certain contract charges for universal life insurance are not recognized in income immediately, but are deferred as unearned revenues and are amortized into income in a manner similar to the amortization of DAC.

Administrative expenses are general expenses, net of amounts capitalized as acquisition expenses and exclude commission expenses and fees on letters of credit.

Trail commissions are commissions paid that are not deferred and thus recorded directly to expense.

For a detail explanation of DAC/VOBA and other intangibles amortization/unlocking see “Unlocking of DAC/VOBA and other Contract Owner/Policyholder Intangibles” in our SEC filings.

For a reconciliation of the sources of earnings presentation to the line items within operating revenues and operating benefits and expenses, please refer to the “Ongoing Business Sources of Earnings Reconciliation” pages in this document.

ING U.S.

Organizational Chart

Ongoing Business

ING U.S.

Retirement Solutions

Retirement

Full service

plans

Recordkeeping

services

Stable value

plans

IRAs

Brokerage accounts

Annuities

Fixed Indexed annuities

Annuity and custodial products

Investment Management

Retirement, Retail Institutional Funds Fixed Income

Equity

Multi-asset strategies and solutions

Senior bank loans

Alternatives

Insurance Solutions

Individual Life

Term life

Universal life

Indexed universal life

Variable universal life

Employee Benefits

Stop loss

Group life

Voluntary benefits

Group disability

Closed Blocks

Variable Annuity

Instructional Spread Products

Other

Corporate

ING U.S.
Key Metrics

(in millions USD, except for per share data)	Three Months Ended 9/30/13	6/30/13	3/31/13	12/31/12	9/30/12	Year-to-Date 9/30/13	9/30/12
Operating earnings before income taxes - Ongoing Business	**484.2**	**306.8**	**285.4**	**228.9**	**306.4**	**1,076.4**	**762.0**
Operating earnings before income taxes - ING U.S.	**435.0**	**272.0**	**256.7**	**209.1**	**270.6**	**963.7**	**709.2**
Net income (loss)	**447.7**	**(85.3)**	**(225.5)**	**(106.9)**	**386.8**	**136.9**	**718.1**
Net income (loss) attributable to noncontrolling interest	101.1	(3.1)	(13.5)	(84.2)	20.3	84.5	222.4
Net income (loss) available to ING U.S. Inc.'s common shareholders	**346.6**	**(82.2)**	**(212.0)**	**(22.7)**	**366.5**	**52.4**	**495.7**
Ongoing Business adjusted operating return on equity [(1)]	**10.3%**	**10.4%**	**9.5%**	**N/A**	**N/A**	**9.9%**	**N/A**
Debt to Capital (Excluding AOCI)	**24.5%**	**26.2%**	**27.2%**	**27.3%**	**27.6%**	**24.5%**	**27.6%**
Per Share Data:							
Operating earnings per share	**1.08**	**0.71**	**0.73**	**0.59**	**0.76**	**2.54**	**2.00**
Net income (loss) available to ING U.S., Inc.'s common shareholders per common share:							
Basic	**1.33**	**(0.33)**	**(0.92)**	**(0.10)**	**1.59**	**0.21**	**2.16**
Diluted	**1.32**	**(0.33)**	**(0.92)**	**(0.10)**	**1.59**	**0.21**	**2.16**
Total ING U.S. Inc. Shareholders' Equity - Excluding AOCI	**10,820.0**	**10,383.8**	**9,938.3**	**10,164.2**	**10,209.0**	**10,820.0**	**10,209.0**
Book value per share (Excluding AOCI)	**41.49**	**39.82**	**43.21**	**44.19**	**44.39**	**41.49**	**44.39**
Weighted-average common shares outstanding (in millions)							
Basic	260.8	250.3	230.0	230.0	230.0	247.1	230.0
Diluted	262.3	250.3	230.0	230.0	230.0	247.8	230.0
Ending shares outstanding (in millions)	260.8	260.8	230.0	230.0	230.0	260.8	230.0

(1) Assumes debt-to-capital ratio of 25% for all time periods presented, a weighted average pre-tax interest rate of 5.5% for all time periods prior to the completion of the company's recapitalization initiatives, and the actual weighted average pre-tax interest rate for all time periods subsequent to the completion of these recapitalization initiatives starting with the third quarter of 2013.

Page 6 of 70

ING U.S.
Adjusted Operating Return on Capital

(in millions USD, unless otherwise indicated)	Nine Months Ended September 30, 2013								
	Retirement Solutions		Investment Management	Insurance Solutions		Ongoing Business	Closed Block Variable Annuity*	Corporate and Other Closed Blocks*	Consolidated
	Retirement	Annuities		Individual Life	Employee Benefits				
Beginning Capital [1]	3,822	1,810	303	2,760	362	9,057	5,066	(150)	13,973
Ending Capital	4,001	1,788	298	2,980	352	9,419	3,444	1,472	14,335
Average Capital [2]	3,912	1,799	301	2,870	357	9,239	4,255	661	14,154
Adjusted operating earnings before interest and after income taxes	261.9	91.9	73.9	103.1	46.5	577.3	-	12.6	589.9
Adjusted Operating Return on Capital	**8.9%**	**6.8%**	**32.7%**	**4.8%**	**17.4%**	**8.3%**	**-**	**N/M**	**5.6%**
Adjusted Operating Return on Equity [3]						**9.9%**			

(in millions USD, unless otherwise indicated)	Year Ended December 31, 2012								
	Retirement Solutions		Investment Management	Insurance Solutions		Ongoing Business	Closed Block Variable Annuity	Corporate and Other Closed Blocks	Consolidated
	Retirement	Annuities		Individual Life	Employee Benefits				
Beginning Capital	4,333	2,471	275	2,545	413	10,037	3,452	311	13,800
Ending Capital	4,284	1,949	303	2,858	429	9,823	3,262	888	13,973
Average Capital [2]	4,308	2,210	289	2,702	421	9,930	3,357	599	13,886
Adjusted operating earnings before interest and after income taxes	308.1	129.7	86.0	115.7	71.0	710.5	-	39.6	750.1
Adjusted Operating Return on Capital	**7.2%**	**5.9%**	**29.8%**	**4.3%**	**16.9%**	**7.2%**	**-**	**6.6%**	**5.4%**
Adjusted Operating Return on Equity [3]						**8.3%**			

(1) The 1/1/13 beginning capital is different than the 12/31/12 ending capital at the segment level due to certain reallocations of capital, primarily due to recapitalization activity (completed and anticipated).

(2) Total Company average capital is allocated to each of our segments in proportion to each segment's target statutory capital, plus an allocation of the differences between statutory capital and total ING U.S., Inc. shareholders' equity on a GAAP basis (excluding AOCI), based on each segment's portion of these differences. Statutory surplus in excess of target statutory capital and certain corporate assets and liabilities, such as certain deferred tax assets and liabilities for unfunded pension plans, are allocated to the Corporate segment.

(3) Assumes debt-to-capital ratio of 25% for all time periods presented, a weighted average pre-tax interest rate of 5.5% for all time periods prior to the completion of the company's recapitalization initiatives, and the actual weighted average pre-tax interest rate for all time periods subsequent to the completion of these recapitalization initiatives starting with the third quarter of 2013.

Page 7 of 70

ING U.S.
Adjusted Operating Earnings Before Interest, After Income Taxes

	Nine Months Ended September 30, 2013								
	Retirement Solutions		Investment	Insurance Solutions		Ongoing Business	Closed Block	Corporate and Other	Consolidated
(in millions USD, unless otherwise indicated)	Retirement	Annuities	Management	Individual Life	Employee Benefits		Variable Annuity	Closed Blocks	
Operating earnings before income taxes	457.2	210.6	125.2	207.8	75.6	1,076.4	-	(112.7)	963.7
Less:									
Interest expense	-	-	-	-	-	-	-	(132.7)	(132.7)
DAC/VOBA and other intangibles unlocking [1]	41.6	56.5	-	12.6	-	110.7	-	-	110.7
Net gain from Lehman Recovery/LIHTC [2]	12.7	12.7	11.5	36.6	4.0	77.5	-	0.6	78.1
Adjusted operating earnings before interest	**402.9**	**141.4**	**113.7**	**158.6**	**71.6**	**888.2**	**-**	**19.4**	**907.6**
Income tax expense [4]	141.0	49.5	39.8	55.5	25.1	310.9	-	6.8	317.7
Adjusted operating earnings before interest and after income taxes	**261.9**	**91.9**	**73.9**	**103.1**	**46.5**	**577.3**	**-**	**12.6**	**589.9**

	Year Ended December 31, 2012								
	Retirement Solutions		Investment	Insurance Solutions		Ongoing Business	Closed Block	Corporate and Other	Consolidated
(in millions USD, unless otherwise indicated)	Retirement	Annuities	Management	Individual Life	Employee Benefits		Variable Annuity	Closed Blocks	
Operating earnings before income taxes	448.6	102.2	134.5	196.2	109.4	990.9	-	(72.6)	918.3
Less:									
Interest expense	-	-	-	-	-	-	-	(127.8)	(127.8)
DAC/VOBA and other intangibles unlocking	5.8	(86.2)	-	3.4	-	(77.0)	-	-	(77.0)
Impact of investment portfolio restructuring [3]	(31.2)	(11.2)	2.2	14.8	0.1	(25.3)	-	(5.8)	(31.1)
Adjusted operating earnings before interest	**474.0**	**199.6**	**132.3**	**178.0**	**109.3**	**1,093.2**	**-**	**61.0**	**1,154.2**
Income tax expense [4]	165.9	69.9	46.3	62.3	38.3	382.7	-	21.4	404.1
Adjusted operating earnings before interest and after income taxes	**308.1**	**129.7**	**86.0**	**115.7**	**71.0**	**710.5**	**-**	**39.6**	**750.1**

[1] DAC/VOBA and other intangibles unlocking excludes unlocking on net investment income from Lehman Recovery/LIHTC, as described below

[2] Includes the net gain included in operating earnings from a distribution of cash and securities in conjunction with a Lehman Brothers bankruptcy settlement and the losses as a result of the decision to dispose of certain Low Income Housing Tax Credit partnerships ("LIHTC") as a means of exiting this asset class. Collectively these items, net of DAC/VOBA and other intangibles impacts, are referred to as "Net gain from Lehman Recovery/LIHTC".

[3] Includes the net loss included in operating earnings from the sale of certain alternative investments and investment income associated with assets disposed of during the portfolio restructuring effected during 2012.

[4] Based on an assumed effective tax rate of 35%.

Page 8 of 70

ING U.S.
Consolidated Balance Sheets

(in millions USD)	9/30/13	6/30/13	Balances as of 3/31/13	12/31/12	9/30/12
Assets					
Total investments	89,007.3	89,504.8	92,213.8	95,487.6	95,194.7
Cash and cash equivalents	1,716.6	1,549.8	2,787.7	1,786.8	2,078.7
Assets held in separate accounts	103,853.6	102,228.9	103,098.3	97,667.4	96,312.2
Reinsurance recoverable	6,755.6	7,053.0	7,151.0	7,379.3	7,565.9
Short term investments under securities loan agreement and accrued investment income	1,395.6	1,322.2	1,764.3	1,527.5	1,312.8
Deferred policy acquisition costs, Value of business acquired	5,265.0	5,060.5	4,019.6	3,656.3	3,623.8
Goodwill and other intangible assets	323.4	333.0	341.8	348.5	358.9
Other assets [(1)]	1,416.6	1,548.3	1,363.7	1,575.2	1,582.6
Assets related to consolidated investment entities	7,924.5	8,523.0	8,109.8	6,965.6	6,181.0
Total Assets	**217,658.2**	**217,123.5**	**220,850.0**	**216,394.2**	**214,210.6**
Liabilities					
Future policy benefits and contract owner account balances	84,887.9	85,561.9	85,875.1	86,055.7	86,294.8
Liabilities related to separate accounts	103,853.6	102,228.9	103,098.3	97,667.4	96,312.2
Funds held under reinsurance agreements	1,212.1	1,281.6	1,170.8	1,236.6	1,265.3
Payables under securities loan agreements, including collateral held	576.7	470.6	1,348.8	1,509.8	1,299.8
Short-term debt	-	138.6	321.2	1,064.6	774.9
Long-term debt	3,514.5	3,265.7	3,440.8	3,171.1	3,642.7
Other liabilities [(2)]	3,598.9	3,796.5	4,743.3	5,506.0	5,572.0
Liabilities related to consolidated investment entities	5,150.0	5,732.6	5,252.8	4,121.8	3,097.4
Total Liabilities	**202,793.7**	**202,476.4**	**205,251.1**	**200,333.0**	**198,259.1**
Shareholders' Equity					
Common stock	2.6	2.6	2.3	2.3	2.3
Additional paid-in capital	23,524.7	23,498.7	22,909.9	22,917.6	22,897.7
Retained earnings (deficit)	(12,707.3)	(13,117.5)	(12,973.9)	(12,755.7)	(12,691.0)
Total ING U.S. Inc. Shareholders' Equity - Excluding AOCI	**10,820.0**	**10,383.8**	**9,938.3**	**10,164.2**	**10,209.0**
Accumulated other comprehensive income	1,950.0	2,087.8	3,452.8	3,710.7	3,701.5
Total ING U.S. Inc. Shareholders' Equity	**12,770.0**	**12,471.6**	**13,391.1**	**13,874.9**	**13,910.5**
Noncontrolling interest	2,094.5	2,175.5	2,207.8	2,186.3	2,041.0
Total Shareholders' Equity	**14,864.5**	**14,647.1**	**15,598.9**	**16,061.2**	**15,951.5**
Total Liabilities and Shareholders' Equity	**217,658.2**	**217,123.5**	**220,850.0**	**216,394.2**	**214,210.6**

(1) Includes Other assets and Sales inducements to contract holders

(2) Includes Other liabilities, Derivatives, Pension and other post-employment provisions, Current income taxes, and Deferred income taxes

Page 9 of 70

ING U.S.
Consolidated Statements of Operations

(in millions USD)	Three Months Ended					Year-to-Date	
	9/30/13	6/30/13	3/31/13	12/31/12	9/30/12	9/30/13	9/30/12
Revenues							
Net investment income	1,221.6	1,112.2	1,198.7	1,055.4	1,226.2	3,532.5	3,642.5
Fee income	920.8	909.7	891.9	890.6	872.9	2,722.4	2,624.8
Premiums	494.2	474.8	471.9	471.2	453.5	1,440.9	1,389.9
Net realized capital gains (losses)	(517.1)	(565.9)	(874.8)	(384.2)	(132.4)	(1,957.8)	(896.6)
Income (loss) related to consolidated investment entities	196.2	103.7	35.3	79.0	46.9	335.2	364.2
Other revenues	119.6	106.1	95.6	91.8	97.2	321.3	286.7
Total revenues	**2,435.3**	**2,140.6**	**1,818.6**	**2,203.8**	**2,564.3**	**6,394.5**	**7,411.5**
Benefits and expenses							
Interest credited and other benefits to contract owners/policyholders	(1,087.7)	(1,229.9)	(1,061.4)	(1,225.3)	(1,106.5)	(3,379.0)	(3,636.3)
Operating expenses	(762.8)	(770.2)	(759.1)	(824.1)	(858.9)	(2,292.1)	(2,330.9)
Net amortization of DAC/VOBA	(64.6)	(124.5)	(130.5)	(182.4)	(150.0)	(319.6)	(539.9)
Interest expense	(48.4)	(43.8)	(44.4)	(44.7)	(46.6)	(136.6)	(109.0)
Operating expenses related to consolidated investment entities	(51.8)	(47.4)	(37.5)	(35.4)	(28.4)	(136.7)	(81.3)
Total benefits and expenses	**(2,015.3)**	**(2,215.8)**	**(2,032.9)**	**(2,311.9)**	**(2,190.4)**	**(6,264.0)**	**(6,697.4)**
Income (loss) before income taxes	**420.0**	**(75.2)**	**(214.3)**	**(108.1)**	**373.9**	**130.5**	**714.1**

Page 10 of 70

ING U.S.

Ongoing Business Sources of Operating Earnings

Three Months Ended Year-to-Date

(in millions USD) 9/30/13 6/30/13 3/31/13 12/31/12 9/30/12 9/30/13 9/30/12

Sources of operating earnings before income

taxes:

Investment spread and other investment income 437.4 361.0 363.7 342.4 371.8 1,162.1 1,086.6

Fee based margin 369.7 364.2 343.6 350.0 336.0 1,077.5 987.5

Net underwriting gain (loss) and other revenue 198.9 204.1 179.9 222.1 214.1 582.9 572.7

Administrative expenses (404.3) (416.1) (400.3) (422.0) (410.7) (1,220.7) (1,247.2)

Trail commissions (63.8) (66.0) (66.1) (63.3) (61.2) (195.9) (185.7)

DAC/VOBA and other intangibles amortization,

excluding unlocking (178.2) (144.0) (142.7) (151.6) (150.0) (464.9) (423.6)

DAC/VOBA and other intangibles unlocking 124.5 3.6 7.3 (48.7) 6.4 135.4 (28.3)

Operating earnings before income taxes 484.2 306.8 285.4 228.9 306.4 1,076.4 762.0

ING U.S.
Consolidated Earnings Before Income Taxes

(in millions USD)	Three Months Ended 9/30/13	6/30/13	3/31/13	12/31/12	9/30/12	Year-to-Date 9/30/13	9/30/12
Operating revenues							
Net investment income and net realized gains (losses)	1,054.4	962.0	985.6	978.6	1,005.6	3,002.0	3,042.3
Fee income	632.1	628.3	608.0	613.7	589.3	1,868.4	1,789.9
Premiums	453.5	473.3	470.5	472.0	454.1	1,397.3	1,392.1
Other revenue	38.9	33.9	26.4	31.3	27.7	99.2	86.5
Total operating revenues	**2,178.9**	**2,097.5**	**2,090.5**	**2,095.6**	**2,076.7**	**6,366.9**	**6,310.8**
Operating benefits and expenses							
Interest credited and other benefits to contract owners/policyholders	(1,111.9)	(1,126.8)	(1,151.8)	(1,126.3)	(1,145.5)	(3,390.5)	(3,553.7)
Operating expenses	(523.8)	(532.5)	(517.4)	(533.0)	(521.2)	(1,573.7)	(1,562.0)
Net amortization of DAC/VOBA	(60.0)	(122.7)	(120.9)	(184.2)	(94.1)	(303.6)	(379.2)
Interest expense	(48.2)	(43.5)	(43.7)	(43.0)	(45.3)	(135.4)	(106.7)
Total operating benefits and expenses	**(1,743.9)**	**(1,825.5)**	**(1,833.8)**	**(1,886.5)**	**(1,806.1)**	**(5,403.2)**	**(5,601.6)**
Operating earnings before income taxes	**435.0**	**272.0**	**256.7**	**209.1**	**270.6**	**963.7**	**709.2**
Adjustments:							
Closed Block Variable Annuity	(167.4)	(338.4)	(477.1)	(167.3)	0.8	(982.9)	(525.0)
Net investment gains (losses) and related charges and adjustments	64.1	0.8	41.8	54.7	207.9	106.7	400.8
Net guaranteed benefit hedging gains (losses) and related charges and adjustments	10.5	32.4	3.1	(16.7)	20.6	46.0	113.9
Income (loss) related to businesses exited through reinsurance or divestment	(13.1)	(17.0)	(16.9)	(11.7)	(9.9)	(47.0)	(34.1)
Income (loss) attributable to noncontrolling interests	101.1	(3.1)	(13.5)	(84.2)	20.3	84.5	222.4
Other adjustments to operating earnings*	(10.2)	(21.9)	(8.4)	(92.0)	(136.4)	(40.5)	(173.1)
Total non-operating	**(15.0)**	**(347.2)**	**(471.0)**	**(317.2)**	**103.3**	**(833.2)**	**4.9**
Income (loss) before income taxes	**420.0**	**(75.2)**	**(214.3)**	**(108.1)**	**373.9**	**130.5**	**714.1**

* Other adjustments to operating earnings above includes:
Immediate recognition of actuarial gains (losses) related to pension and other post-employment benefit obligations and any impact of plan amendments, and other items, including restructuring expenses (severance, lease write-offs, etc.), integration expenses related to the Company's acquisition of CitiStreet and certain third-party expenses and deal incentives related to the anticipated divestment of the Company by ING Group

Page 12 of 70

ING U.S.
Operating Earnings by Segment

(in millions USD)

	Three Months Ended September 30, 2013								
	Retirement Solutions		Investment Management	Insurance Solutions		Ongoing Business	Corporate	Closed Blocks	Consolidated
	Retirement	Annuities		Individual Life	Employee Benefits				
Operating revenues									
Net investment income and net realized gains (losses)	394.5	295.9	16.4	258.7	32.1	997.6	26.9	29.9	1,054.4
Fee income	191.0	11.8	135.4	278.4	15.5	632.1	-	-	632.1
Premiums	0.7	7.5	-	174.7	269.6	452.5	-	1.0	453.5
Other revenue	20.7	3.9	8.3	5.3	(1.0)	37.2	1.9	(0.2)	38.9
Total operating revenues	**606.9**	**319.1**	**160.1**	**717.1**	**316.2**	**2,119.4**	**28.8**	**30.7**	**2,178.9**
Operating benefits and expenses									
Interest credited and other benefits to contract owners/policyholders	(213.5)	(182.2)	-	(468.7)	(223.7)	(1,088.1)	(12.7)	(11.1)	(1,111.9)
Operating expenses	(205.8)	(31.7)	(106.1)	(83.9)	(58.5)	(486.0)	(32.8)	(5.0)	(523.8)
Net amortization of DAC/VOBA	(0.3)	(8.4)	-	(47.5)	(4.9)	(61.1)	1.2	(0.1)	(60.0)
Interest expense	-	-	-	-	-	-	(48.2)	-	(48.2)
Total operating benefits and expenses	**(419.6)**	**(222.3)**	**(106.1)**	**(600.1)**	**(287.1)**	**(1,635.2)**	**(92.5)**	**(16.2)**	**(1,743.9)**
Operating earnings before income taxes	**187.3**	**96.8**	**54.0**	**117.0**	**29.1**	**484.2**	**(63.7)**	**14.5**	**435.0**

	Three Months Ended September 30, 2012								
	Retirement Solutions		Investment Management	Insurance Solutions		Ongoing Business	Corporate	Closed Blocks	Consolidated
	Retirement	Annuities		Individual Life	Employee Benefits				
Operating revenues									
Net investment income and net realized gains (losses)	384.5	291.7	17.3	229.7	30.0	953.2	14.5	37.9	1,005.6
Fee income	181.6	9.5	120.1	262.4	15.7	589.3	-	-	589.3
Premiums	0.5	6.1	-	180.0	265.8	452.4	-	1.7	454.1
Other revenue	15.5	2.4	4.8	6.4	(1.0)	28.1	(1.3)	0.9	27.7
Total operating revenues	**582.1**	**309.7**	**142.2**	**678.5**	**310.5**	**2,023.0**	**13.2**	**40.5**	**2,076.7**
Operating benefits and expenses									
Interest credited and other benefits to contract owners/policyholders	(210.5)	(200.3)	-	(509.5)	(214.0)	(1,134.3)	2.7	(13.9)	(1,145.5)
Operating expenses	(198.8)	(32.1)	(103.1)	(97.1)	(56.7)	(487.8)	(29.3)	(4.1)	(521.2)
Net amortization of DAC/VOBA	(27.1)	(44.6)	-	(16.6)	(3.7)	(92.0)	(2.0)	(0.1)	(94.1)
Interest expense	(0.3)	(0.1)	-	(2.1)	-	(2.5)	(42.2)	(0.6)	(45.3)
Total operating benefits and expenses	**(436.7)**	**(277.1)**	**(103.1)**	**(625.3)**	**(274.4)**	**(1,716.6)**	**(70.8)**	**(18.7)**	**(1,806.1)**
Operating earnings before income taxes	**145.4**	**32.6**	**39.1**	**53.2**	**36.1**	**306.4**	**(57.6)**	**21.8**	**270.6**

Page 13 of 70

ING U.S.
Operating Earnings by Segment

(in millions USD)

	Nine Months Ended September 30, 2013								
	Retirement Solutions		Investment	Insurance Solutions		Ongoing Business	Corporate	Closed Blocks	Consolidated
	Retirement	Annuities	Management	Individual Life	Employee Benefits				
Operating revenues									
Net investment income and net realized gains (losses)	1,172.2	866.5	25.3	691.0	88.4	2,843.4	52.7	105.9	3,002.0
Fee income	563.8	32.9	389.4	835.2	47.1	1,868.4	-	-	1,868.4
Premiums	5.0	22.0	-	552.6	813.5	1,393.1	-	4.2	1,397.3
Other revenue	46.0	9.3	25.9	20.2	(3.0)	98.4	1.1	(0.3)	99.2
Total operating revenues	**1,787.0**	**930.7**	**440.6**	**2,099.0**	**946.0**	**6,203.3**	**53.8**	**109.8**	**6,366.9**
Operating benefits and expenses									
Interest credited and other benefits to contract owners/policyholders	(630.2)	(550.5)	-	(1,482.7)	(679.5)	(3,342.9)	(10.8)	(36.8)	(3,390.5)
Operating expenses	(619.8)	(94.9)	(315.4)	(269.4)	(179.0)	(1,478.5)	(76.4)	(18.8)	(1,573.7)
Net amortization of DAC/VOBA	(79.8)	(74.7)	-	(138.0)	(11.9)	(304.4)	1.1	(0.3)	(303.6)
Interest expense	-	-	-	(1.1)	-	(1.1)	(134.3)	-	(135.4)
Total operating benefits and expenses	**(1,329.8)**	**(720.1)**	**(315.4)**	**(1,891.2)**	**(870.4)**	**(5,126.9)**	**(220.4)**	**(55.9)**	**(5,403.2)**
Operating earnings before income taxes	**457.2**	**210.6**	**125.2**	**207.8**	**75.6**	**1,076.4**	**(166.6)**	**53.9**	**963.7**

	Nine Months Ended September 30, 2012								
	Retirement Solutions		Investment	Insurance Solutions		Ongoing Business	Corporate	Closed Blocks	Consolidated
	Retirement	Annuities	Management	Individual Life	Employee Benefits				
Operating revenues									
Net investment income and net realized gains (losses)	1,119.8	924.9	36.0	700.7	87.3	2,868.7	46.9	126.7	3,042.3
Fee income	532.3	25.1	352.1	833.7	46.6	1,789.8	-	0.1	1,789.9
Premiums	4.0	29.6	-	546.1	806.5	1,386.2	-	5.9	1,392.1
Other revenue	45.3	10.0	14.9	19.2	(2.8)	86.6	(0.2)	0.1	86.5
Total operating revenues	**1,701.4**	**989.6**	**403.0**	**2,099.7**	**937.6**	**6,131.3**	**46.7**	**132.8**	**6,310.8**
Operating benefits and expenses									
Interest credited and other benefits to contract owners/policyholders	(629.3)	(661.8)	-	(1,545.3)	(671.2)	(3,507.6)	8.3	(54.4)	(3,553.7)
Operating expenses	(620.3)	(94.4)	(299.7)	(289.5)	(175.5)	(1,479.4)	(92.3)	9.7	(1,562.0)
Net amortization of DAC/VOBA	(110.3)	(137.1)	-	(114.6)	(10.1)	(372.1)	(6.7)	(0.4)	(379.2)
Interest expense	(1.1)	(0.4)	-	(8.7)	-	(10.2)	(94.7)	(1.8)	(106.7)
Total operating benefits and expenses	**(1,361.0)**	**(893.7)**	**(299.7)**	**(1,958.1)**	**(856.8)**	**(5,369.3)**	**(185.4)**	**(46.9)**	**(5,601.6)**
Operating earnings before income taxes	**340.4**	**95.9**	**103.3**	**141.6**	**80.8**	**762.0**	**(138.7)**	**85.9**	**709.2**

Page 14 of 70

ING U.S.
Operating Revenues and Operating Earnings by Segment

(in millions USD)	Three Months Ended					Year-to-Date	
	9/30/13	6/30/13	3/31/13	12/31/12	9/30/12	9/30/13	9/30/12
Operating Revenues							
Retirement	606.9	596.9	583.2	570.5	582.1	1,787.0	1,701.4
Annuities	319.1	304.0	307.6	317.4	309.7	930.7	989.6
Total Retirement Solutions	926.0	900.9	890.8	887.9	891.8	2,717.7	2,691.0
Investment Management	160.1	148.6	131.9	142.5	142.2	440.6	403.0
Individual Life	717.1	694.8	687.1	694.2	678.5	2,099.0	2,099.7
Employee Benefits	316.2	311.7	318.1	313.6	310.5	946.0	937.6
Total Insurance Solutions	1,033.3	1,006.5	1,005.2	1,007.8	989.0	3,045.0	3,037.3
Ongoing Business	**2,119.4**	**2,056.0**	**2,027.9**	**2,038.2**	**2,023.0**	**6,203.3**	**6,131.3**
Corporate	28.8	7.9	17.1	19.2	13.2	53.8	46.7
Total Closed Blocks	30.7	33.6	45.5	38.2	40.5	109.8	132.8
Total operating revenues	**2,178.9**	**2,097.5**	**2,090.5**	**2,095.6**	**2,076.7**	**6,366.9**	**6,310.8**
Operating Earnings							
Retirement	187.3	132.1	137.8	108.2	145.4	457.2	340.4
Annuities	96.8	59.5	54.3	6.3	32.6	210.6	95.9
Total Retirement Solutions	284.1	191.6	192.1	114.5	178.0	667.8	436.3
Investment Management	54.0	41.1	30.1	31.2	39.1	125.2	103.3
Individual Life	117.0	40.0	50.8	54.6	53.2	207.8	141.6
Employee Benefits	29.1	34.1	12.4	28.6	36.1	75.6	80.8
Total Insurance Solutions	146.1	74.1	63.2	83.2	89.3	283.4	222.4
Ongoing Business	**484.2**	**306.8**	**285.4**	**228.9**	**306.4**	**1,076.4**	**762.0**
Corporate	(63.7)	(52.8)	(50.1)	(43.6)	(57.6)	(166.6)	(138.7)
Total Closed Blocks	14.5	18.0	21.4	23.8	21.8	53.9	85.9
Total operating earnings before income taxes	**435.0**	**272.0**	**256.7**	**209.1**	**270.6**	**963.7**	**709.2**
Closed Block Variable Annuity	(167.4)	(338.4)	(477.1)	(167.3)	0.8	(982.9)	(525.0)
Net investment gains (losses) and related charges and adjustments	64.1	0.8	41.8	54.7	207.9	106.7	400.8
Net guaranteed benefit hedging gains (losses) and related charges and adjustments	10.5	32.4	3.1	(16.7)	20.6	46.0	113.9
Other non-operating*	77.8	(42.0)	(38.8)	(187.9)	(126.0)	(3.0)	15.2
Total adjustments	**(15.0)**	**(347.2)**	**(471.0)**	**(317.2)**	**103.3**	**(833.2)**	**4.9**
Income (loss) before income taxes	**420.0**	**(75.2)**	**(214.3)**	**(108.1)**	**373.9**	**130.5**	**714.1**
Less: Income tax expense (benefit)	(27.7)	10.1	11.2	(1.2)	(12.9)	(6.4)	(4.0)
Net income (loss)	**447.7**	**(85.3)**	**(225.5)**	**(106.9)**	**386.8**	**136.9**	**718.1**
Net income (loss) attributable to noncontrolling interest	101.1	(3.1)	(13.5)	(84.2)	20.3	84.5	222.4
Net income (loss) available to ING U.S. Inc.'s common shareholders	**346.6**	**(82.2)**	**(212.0)**	**(22.7)**	**366.5**	**52.4**	**495.7**

* Other non-operating above includes:
Income (loss) related to businesses exited through reinsurance or divestment; income (loss) attributable to non-controlling interests; immediate recognition of actuarial gains (losses) related to pension and other post-employment benefit obligations and any impact of plan amendments; and other items, including restructuring expenses (severance, lease write-offs, etc.), integration expenses related to the Company's acquisition of CitiStreet and certain third-party expenses and deal incentives related to the anticipated divestment of the Company by ING Group

Page 15 of 70

ING U.S.
Adjusted Operating Earnings by Segment

(in millions USD)	Three Months Ended					Year-to-Date	
	9/30/13	6/30/13	3/31/13	12/31/12	9/30/12	9/30/13	9/30/12
Operating Earnings							
Retirement	187.3	132.1	137.8	108.2	145.4	457.2	340.4
Annuities	96.8	59.5	54.3	6.3	32.6	210.6	95.9
Total Retirement Solutions	284.1	191.6	192.1	114.5	178.0	667.8	436.3
Investment Management	54.0	41.1	30.1	31.2	39.1	125.2	103.3
Individual Life	117.0	40.0	50.8	54.6	53.2	207.8	141.6
Employee Benefits	29.1	34.1	12.4	28.6	36.1	75.6	80.8
Total Insurance Solutions	146.1	74.1	63.2	83.2	89.3	283.4	222.4
Ongoing Business	484.2	306.8	285.4	228.9	306.4	1,076.4	762.0
Corporate	(63.7)	(52.8)	(50.1)	(43.6)	(57.6)	(166.6)	(138.7)
Total Closed Blocks	14.5	18.0	21.4	23.8	21.8	53.9	85.9
Total operating earnings before income taxes	435.0	272.0	256.7	209.1	270.6	963.7	709.2
Adjustments to operating earnings							
Retirement	52.7	(1.4)	3.0	(8.9)	14.9	54.3	(16.6)
Annuities	52.3	9.9	7.0	(44.4)	(13.2)	69.2	(53.0)
Total Retirement Solutions	105.0	8.5	10.0	(53.3)	1.7	123.5	(69.6)
Investment Management	11.5	-	-	-	-	11.5	2.2
Individual Life	56.8	(4.9)	(2.7)	4.6	8.6	49.2	13.6
Employee Benefits	4.0	-	-	-	0.6	4.0	0.1
Total Insurance Solutions	60.8	(4.9)	(2.7)	4.6	9.2	53.2	13.7
Ongoing Business	177.3	3.6	7.3	(48.7)	10.9	188.2	(53.7)
Corporate	(47.6)	(43.2)	(41.9)	(39.2)	(39.8)	(132.7)	(88.6)
Total Closed Blocks	0.6	-	-	-	-	0.6	(5.8)
Total adjustments to operating earnings	130.3	(39.6)	(34.6)	(87.9)	(28.9)	56.1	(148.1)
Adjusted Operating Earnings							
Retirement	134.6	133.5	134.8	117.1	130.5	402.9	357.0
Annuities	44.5	49.6	47.3	50.7	45.8	141.4	148.9
Total Retirement Solutions	179.1	183.1	182.1	167.8	176.3	544.3	505.9
Investment Management	42.5	41.1	30.1	31.2	39.1	113.7	101.1
Individual Life	60.2	44.9	53.5	50.0	44.6	158.6	128.0
Employee Benefits	25.1	34.1	12.4	28.6	35.5	71.6	80.7
Total Insurance Solutions	85.3	79.0	65.9	78.6	80.1	230.2	208.7
Ongoing Business	306.9	303.2	278.1	277.6	295.5	888.2	815.7
Corporate	(16.1)	(9.6)	(8.2)	(4.4)	(17.8)	(33.9)	(50.1)
Total Closed Blocks	13.9	18.0	21.4	23.8	21.8	53.3	91.7
Total adjusted operating earnings before interest and income taxes	304.7	311.6	291.3	297.0	299.5	907.6	857.3

Page 16 of 70

ING U.S.
DAC/VOBA Segment Trends

(in millions USD)	Three Months Ended 9/30/13	6/30/13	3/31/13	12/31/12	9/30/12	Year-to-Date 9/30/13	9/30/12
Retirement							
Balance as of beginning-of-period	1,278.3	843.1	712.4	667.6	849.5	712.4	987.2
Deferrals of commissions and expenses	25.5	25.8	28.3	34.6	32.8	79.6	93.4
Amortization:							
Operating	(44.6)	(41.3)	(39.8)	(35.7)	(43.1)	(125.7)	(125.0)
Non-Operating	(0.1)	17.8	(2.5)	(7.6)	(7.3)	15.2	(77.5)
Unlocking:							
Operating	44.3	(1.4)	3.0	(8.9)	15.9	45.9	14.7
Non-Operating	21.7	15.4	16.1	19.0	24.2	53.2	60.9
Change in unrealized capital gains/losses	56.3	418.9	125.6	43.4	(204.4)	600.8	(286.1)
Balance as of End-of-Period	**1,381.4**	**1,278.3**	**843.1**	**712.4**	**667.6**	**1,381.4**	**667.6**
Annuities							
Balance as of beginning-of-period	518.6	292.4	260.7	295.8	418.5	260.7	606.6
Deferrals of commissions and expenses	23.5	20.8	17.4	22.2	24.1	61.7	74.8
Amortization:							
Operating	(51.2)	(38.5)	(44.8)	(43.9)	(31.7)	(134.5)	(95.3)
Non-Operating	(4.6)	(21.8)	(9.7)	4.5	(31.4)	(36.1)	(59.5)
Unlocking:							
Operating	42.8	9.9	7.0	(44.4)	(12.9)	59.7	(41.8)
Non-Operating	2.5	8.0	6.5	1.8	6.7	17.0	9.6
Change in unrealized capital gains/losses	28.9	247.8	55.3	24.7	(77.5)	332.0	(198.6)
Balance as of End-of-Period	**560.5**	**518.6**	**292.4**	**260.7**	**295.8**	**560.5**	**295.8**
Individual Life							
Balance as of beginning-of-period	2,638.2	2,247.2	2,127.6	2,067.4	2,088.1	2,127.6	2,067.8
Deferrals of commissions and expenses	39.8	50.1	52.8	69.6	81.4	142.7	275.4
Amortization:							
Operating	(70.2)	(48.4)	(44.9)	(57.2)	(60.2)	(163.5)	(155.2)
Non-Operating	(1.6)	(2.2)	(3.5)	(0.6)	(65.0)	(7.3)	(78.6)
Unlocking:							
Operating	22.7	0.9	3.0	9.8	43.5	26.6	40.2
Non-Operating	(0.3)	(0.8)	(0.6)	(0.3)	30.3	(1.7)	30.6
Change in unrealized capital gains/losses	88.8	391.4	112.8	38.8	(50.6)	593.0	(112.7)
Balance as of End-of-Period	**2,717.4**	**2,638.2**	**2,247.2**	**2,127.6**	**2,067.4**	**2,717.4**	**2,067.5**
Other [(1)]							
Balance as of beginning-of-period	105.7	104.1	102.6	100.6	102.4	102.6	104.3
Deferrals of commissions and expenses	4.6	6.1	5.5	5.3	5.2	16.2	16.3
Amortization:							
Operating	(6.3)	(6.8)	(3.3)	(3.4)	(6.5)	(16.4)	(19.2)
Non-Operating	-	-	-	-	-	-	-
Unlocking:							
Operating	-	-	-	-	-	-	-
Non-Operating	-	-	-	-	-	-	-
Change in unrealized capital gains/losses	-	2.3	(0.7)	-	(0.4)	1.6	(0.8)
Balance as of End-of-Period	**104.0**	**105.7**	**104.1**	**102.6**	**100.6**	**104.0**	**100.7**
Closed Block Variable Annuity							
Balance as of beginning-of-period	519.7	532.8	453.0	492.3	479.8	453.0	586.4
Deferrals of commissions and expenses	1.8	4.3	3.9	4.0	3.3	10.0	11.8
Amortization:							
Operating	-	-	-	-	-	-	-
Non-Operating	(15.4)	(15.5)	(14.8)	(14.8)	(15.4)	(45.7)	(45.3)
Unlocking:							
Operating	-	-	-	-	-	-	-
Non-Operating	(4.3)	(1.8)	(0.2)	0.2	2.9	(6.3)	1.5
Change in unrealized capital gains/losses	(0.1)	(0.1)	90.9	(28.7)	21.7	90.7	(62.1)
Balance as of End-of-Period	**501.7**	**519.7**	**532.8**	**453.0**	**492.3**	**501.7**	**492.3**
Total US							
Balance as of beginning-of-period	5,060.5	4,019.6	3,656.3	3,623.8	3,938.2	3,656.3	4,352.3
Deferrals of commissions and expenses	95.2	107.1	107.9	135.8	146.8	310.2	471.7
Amortization:							
Operating	(172.3)	(135.0)	(132.8)	(140.2)	(141.5)	(440.1)	(394.7)
Non-Operating	(21.7)	(21.7)	(30.5)	(18.5)	(119.1)	(73.9)	(260.9)
Unlocking:							
Operating	109.8	9.4	13.0	(43.5)	46.5	132.2	13.1
Non-Operating	19.6	20.8	21.8	20.7	64.1	62.2	102.6
Change in unrealized capital gains/losses	173.9	1,060.3	383.9	78.2	(311.2)	1,618.1	(660.3)
Balance as of End-of-Period	**5,265.0**	**5,060.5**	**4,019.6**	**3,656.3**	**3,623.8**	**5,265.0**	**3,623.8**

(1) Employee Benefits, Asset Management, Other Closed Blocks

Page 17 of 70

ING U.S.
Consolidated Capital Structure

(in millions USD)	Balances as of 9/30/13	6/30/13	3/31/13	12/31/12	9/30/12
Financial Debt					
Commercial paper	-	-	4.0	192.0	299.2
Senior bonds	2,745.8 R	2,485.5 R	2,485.1 R	1,486.4 R	1,486.2 R
Subordinated bonds	763.8 R	763.9 R	13.9 R	13.9 R	13.9 R
Loans from ING Verzekeringen N.V.	-	150.0	500.0	500.0	500.0
Loans from consolidated subs	-	279.0	274.4	261.1	164.0
Bank term loan	-	-	425.0	1,350.0	1,425.0
Other debt	4.9	4.9	4.9	4.9	4.9
Total Debt	**3,514.5**	**3,683.3**	**3,707.3**	**3,808.3**	**3,893.2**
Equity					
Total common equity	10,820.0	10,383.8	9,938.3	10,164.2	10,209.0
Accumulated other comprehensive income (AOCI)	1,950.0	2,087.8	3,452.8	3,710.7	3,701.5
Total ING U.S. Inc. Shareholders' Equity	**12,770.0**	**12,471.6**	**13,391.1**	**13,874.9**	**13,910.5**
Total Equity (Excluding AOCI)	**10,820.0**	**10,383.8**	**9,938.3**	**10,164.2**	**10,209.0**
Capital					
Total Capitalization	**16,284.5**	**16,154.9**	**17,098.4**	**17,683.2**	**17,803.7**
Total Capitalization (Excluding AOCI)	**14,334.5**	**14,067.1**	**13,645.6**	**13,972.5**	**14,102.2**
Debt to Capital					
Debt to Capital	**21.6%**	**22.8%**	**21.7%**	**21.5%**	**21.9%**
Debt to Capital (Excluding AOCI)	**24.5%**	**26.2%**	**27.2%**	**27.3%**	**27.6%**

[R] Certain items have been reclassified to conform with current period presentation

Page 18 of 70

ING U.S.

Consolidated Assets Under Management/Assets Under Administration

(in millions USD)

Balances as of September 30, 2013	General Account	Separate Account	Institutional/ Mutual Funds	Total AUM - Assets Under Management	AUA - Assets Under Administration	Total AUM + AUA
Retirement [1]	28,088.3	54,932.9	17,395.9	100,417.1	227,841.9	328,259.0
Annuities [2]	22,508.2	793.2	3,077.8	26,379.2	-	26,379.2
Retirement Solutions	**50,596.5**	**55,726.1**	**20,473.7**	**126,796.3**	**227,841.9**	**354,638.2**
Investment Management	**80,260.3**	**43,547.1**	**71,897.9**	**195,705.3**	**55,843.7**	**251,549.0**
Insurance						
Individual Life [3]	13,257.4	2,590.3	-	15,847.7	-	15,847.7
Employee Benefits	1,753.6	15.2	-	1,768.8	-	1,768.8
Insurance Solutions	**15,011.0**	**2,605.5**	**-**	**17,616.5**	**-**	**17,616.5**
Eliminations	**(70,877.4)**	**(41,072.3)**	**(9,217.2)**	**(121,166.9)**	**(56,848.9)**	**(178,015.8)**
Total Ongoing Business	**74,990.4**	**60,806.4**	**83,154.4**	**218,951.2**	**226,836.7**	**445,787.9**
Closed Block Variable Annuity	1,379.7	43,047.2	-	44,426.9	-	44,426.9
Closed Block Institutional Spread Products	3,336.8	-	-	3,336.8	-	3,336.8
Closed Block Other	553.4	-	-	553.4	-	553.4
Total AUM and AUA	**80,260.3**	**103,853.6**	**83,154.4**	**267,268.3**	**226,836.7**	**494,105.0**

[1] Retirement AUM include wrapped funds as well as unwrapped IIM-managed funds
[2] Annuities AUM includes Payout annuities
[3] Individual Life AUM includes assets backing interest and non-interest sensitive products

Page 19 of 70

ING U.S. Retirement

ING U.S.
Retirement Sources of Operating Earnings

(in millions USD)	Three Months Ended 9/30/13	6/30/13	3/31/13	12/31/12	9/30/12	Year-to-Date 9/30/13	9/30/12
Sources of operating earnings before income taxes:							
Investment spread and other investment income [1]	181.3	179.5	183.3	169.1	175.1	544.1	504.4
Fee based margin	209.7	205.5	199.0	198.0	196.3	614.2	578.0
Net underwriting gain (loss) and other revenue	0.4	(3.0)	(6.0)	(10.5)	(1.5)	(8.6)	(13.5)
Administrative expenses	(171.8)	(174.6)	(170.0)	(170.8)	(167.3)	(516.4)	(524.7)
Trail commissions	(31.4)	(31.9)	(29.9)	(31.1)	(27.9)	(93.2)	(85.0)
DAC/VOBA and other intangibles amortization, excluding unlocking [1]	(45.2)	(42.0)	(41.6)	(37.6)	(45.2)	(128.8)	(133.5)
DAC/VOBA and other intangibles unlocking [1]	44.3	(1.4)	3.0	(8.9)	15.9	45.9	14.7
Operating earnings before income taxes	**187.3**	**132.1**	**137.8**	**108.2**	**145.4**	**457.2**	**340.4**
Gross investment income							
Fixed income	356.9	364.7	356.3	370.7	360.3	1,077.9	1,073.4
Limited partnership income	(0.1)	1.9	2.3	(2.0)	(0.3)	4.1	5.4
Prepayment fee income	2.9	7.9	10.2	1.1	6.0	21.0	16.6
Total gross investment income	**359.7**	**374.5**	**368.8**	**369.8**	**366.0**	**1,103.0**	**1,095.4**
Investment expenses	(14.1)	(14.7)	(14.2)	(14.7)	(13.2)	(43.0)	(40.2)
Credited interest	(207.5)	(203.6)	(199.9)	(204.7)	(201.1)	(611.0)	(595.5)
Net margin	**138.1**	**156.2**	**154.7**	**150.5**	**151.7**	**449.0**	**459.7**
Other investment income [1] [2]	43.2	23.3	28.6	18.5	23.3	95.1	44.7
Investment spread and other investment income	**181.3**	**179.5**	**183.3**	**169.1**	**175.1**	**544.1**	**504.4**
Fee based margin							
Fee based margin - excluding Recordkeeping	152.6	145.3	139.2	135.6	133.2	437.1	395.1
Fee based margin - Recordkeeping	57.1	60.3	59.8	62.2	63.1	177.2	182.9
Fee based margin	**209.7**	**205.5**	**199.0**	**198.0**	**196.3**	**614.2**	**578.0**
Recordkeeping							
Revenue	57.1	60.3	59.8	62.2	63.1	177.2	182.9
Expenses	(53.0)	(53.7)	(53.1)	(56.0)	(56.7)	(159.8)	(171.9)
Operating earnings - Recordkeeping	**4.1**	**6.6**	**6.7**	**6.2**	**6.4**	**17.4**	**11.0**

[1] The 9/30/13 period includes $14.8 million of net investment income, $(6.4) million of DAC/VOBA and other intangibles amortization, and $4.3 million of DAC/VOBA and other intangibles unlocking from Lehman Recovery/LIHTC.
[2] Includes investment income on assets backing surplus that has been allocated from the corporate segment and income from policy loans

Page 21 of 70

ING U.S.

Retirement Operating Earnings

Three Months Ended Year-to-Date

(in millions USD) 9/30/13 6/30/13 3/31/13 12/31/12 9/30/12 9/30/13 9/30/12

Operating revenues

Net investment income and net realized gains (losses) 394.5 388.8 388.9 380.1 384.5 1,172.2 1,119.8

Fee income 191.0 189.0 183.8 182.7 181.6 563.8 532.3

Premiums 0.7 3.8 0.5 0.9 0.5 5.0 4.0

Other revenue 20.7 15.3 10.0 6.8 15.5 46.0 45.3

Total operating revenues 606.9 596.9 583.2 570.5 582.1 1,787.0 1,701.4

Operating benefits and expenses

Interest credited and other benefits to contract owners/policyholders (213.5) (212.1) (204.6) (212.9) (210.5) (630.2) (629.3)

Operating expenses (205.8) (210.0) (204.0) (204.6) (198.8) (619.8) (620.3)

Net amortization of DAC/VOBA (0.3) (42.7) (36.8) (44.7) (27.1) (79.8) (110.3)

Interest expense — —— (0.1) (0.3) — (1.1)

Total operating benefits and expenses (419.6) (464.8) (445.4) (462.3) (436.7) (1,329.8) (1,361.0)

Operating earnings before income taxes 187.3 132.1 137.8 108.2 145.4 457.2 340.4

ING U.S.

Retirement AUM/AUA

Balances as of

(in millions USD) 9/30/13 6/30/13 3/31/13 12/31/12 9/30/12

Assets under management by product group

Corporate markets 37,677.7 35,916.3 35,441.2 33,265.9 32,609.4

Tax-exempt markets 51,183.9 49,451.5 49,269.4 46,986.1 46,226.6

Total full service plans 88,861.6 85,367.8 84,710.6 80,252.0 78,836.0

Stable value 8,705.0 8,406.9 8,279.7 7,792.1 6,473.1

Individual markets 2,850.5 2,702.4 2,612.0 2,427.1 2,359.4

Total AUM 100,417.1 96,477.1 95,602.3 90,471.2 87,668.5

AUA 227,841.9 220,739.5 223,034.6 213,675.5 215,513.6

Total AUM and AUA 328,259.0 317,216.6 318,636.9 304,146.7 303,182.1

Assets under management by fund group

General account 28,088.3 27,700.9 27,387.8 27,222.6 26,634.6

Guaranteed separate account 8,092.5 8,027.0 8,287.8 8,273.9 7,315.8

Non-guaranteed separate account 46,840.4 44,582.7 44,229.0 41,151.5 40,589.4

Mutual Funds/Institutional Funds 17,395.9 16,166.5 15,697.7 13,823.2 13,128.7

Total AUM 100,417.1 96,477.1 95,602.3 90,471.2 87,668.5

AUA 227,841.9 220,739.5 223,034.6 213,675.5 215,513.6

Total AUM and AUA 328,259.0 317,216.6 318,636.9 304,146.7 303,182.1

ING U.S.
Retirement AUM Rollforward

(in millions USD)	Three Months Ended					Year-to-Date	
	9/30/13	6/30/13	3/31/13	12/31/12	9/30/12	9/30/13	9/30/12
Full service - Corporate markets							
Assets under management, beginning of period	35,916.3	35,441.2	33,265.9	32,609.4	31,143.9	33,265.9	29,134.5
Transfer/Single deposits	596.5	529.6	689.7	739.7	529.3	1,815.8	1,536.4
Recurring deposits	883.5	918.4	1,021.7	781.0	840.9	2,823.6	2,683.3
Deposits	1,480.0	1,448.0	1,711.4	1,520.7	1,370.2	4,639.4	4,219.7
Surrenders, benefits, and product charges	(1,553.6)	(1,190.4)	(1,332.5)	(1,319.1)	(1,262.2)	(4,076.5)	(3,680.7)
Net Flows	(73.6)	257.6	378.9	201.6	108.0	562.9	539.0
Interest credited and investment performance	1,835.0	217.5	1,796.4	455.0	1,357.4	3,848.9	2,935.9
Assets under management, end of period	**37,677.7**	**35,916.3**	**35,441.2**	**33,265.9**	**32,609.4**	**37,677.7**	**32,609.4**
Full service - Tax-exempt markets							
Assets under management, beginning of period	49,451.5	49,269.4	46,986.1	46,226.6	44,705.9	46,986.1	42,691.3
Transfer/Single deposits	335.0	356.0	642.0	410.5	388.3	1,333.0	947.7
Recurring deposits	691.0	805.6	772.9	740.5	686.5	2,269.5	2,234.9
Deposits	1,026.0	1,161.6	1,414.9	1,151.0	1,074.8	3,602.5	3,182.6
Surrenders, benefits, and product charges	(1,101.8)	(1,261.9)	(962.7)	(903.3)	(990.7)	(3,326.4)	(2,867.1)
Net Flows	(75.8)	(100.3)	452.2	247.7	84.1	276.1	315.5
Interest credited and investment performance	1,808.2	282.4	1,831.1	511.9	1,436.6	3,921.7	3,219.8
Assets under management, end of period	**51,183.9**	**49,451.5**	**49,269.4**	**46,986.1**	**46,226.6**	**51,183.9**	**46,226.6**
Stable value [1]							
Assets under management, beginning of period	8,406.9	8,279.7	7,792.1	6,473.1	6,137.5	7,792.1	5,560.9
Transfer/Single deposits	336.8	207.9	518.7	1,320.1	268.6	1,063.4	920.0
Recurring deposits	63.4	195.3	71.3	61.8	41.0	330.0	296.1
Deposits	400.2	403.2	590.0	1,381.9	309.6	1,393.4	1,216.1
Surrenders, benefits, and product charges	(81.4)	(212.4)	(108.9)	(97.1)	(69.1)	(402.7)	(529.2)
Net Flows	318.8	190.8	481.1	1,284.8	240.5	990.7	686.8
Interest credited and investment performance	(20.7)	(63.6)	6.6	34.3	95.2	(77.7)	225.4
Assets under management, end of period	**8,705.0**	**8,406.9**	**8,279.7**	**7,792.1**	**6,473.1**	**8,705.0**	**6,473.1**
Individual markets							
Assets under management, beginning of period	2,702.4	2,612.0	2,427.1	2,359.4	2,227.1	2,427.1	2,091.1
Transfer/Single deposits	12.2	14.6	14.2	72.4	126.5	41.0	356.8
Recurring deposits	0.2	0.5	0.4	0.1	0.1	1.1	0.6
Deposits	12.4	15.1	14.6	72.5	126.6	42.1	357.4
Surrenders, benefits, and product charges	52.5	78.3	92.6	(25.0)	(51.3)	223.4	(214.7)
Net Flows	64.9	93.4	107.2	47.5	75.3	265.5	142.7
Interest credited and investment performance	83.2	(3.0)	77.6	20.3	57.0	157.8	125.6
Assets under management, end of period	**2,850.5**	**2,702.4**	**2,612.0**	**2,427.1**	**2,359.4**	**2,850.5**	**2,359.4**
Total AUM [2]							
Assets under management, beginning of period	96,477.1	95,602.3	90,471.2	87,668.5	84,214.4	90,471.2	79,477.7
Transfer/Single deposits	1,280.5	1,108.1	1,864.6	2,542.6	1,312.8	4,253.2	3,761.1
Recurring deposits	1,638.1	1,919.9	1,866.3	1,583.4	1,568.6	5,424.3	5,215.0
Deposits	2,918.6	3,028.0	3,730.9	4,126.0	2,881.4	9,677.5	8,976.1
Surrenders, benefits, and product charges	(2,684.3)	(2,586.4)	(2,311.5)	(2,344.6)	(2,373.4)	(7,582.2)	(7,291.7)
Net Flows	234.3	441.6	1,419.4	1,781.4	508.0	2,095.3	1,684.4
Interest credited and investment performance	3,705.7	433.2	3,711.7	1,021.5	2,946.1	7,850.6	6,506.4
Assets under management, end of period	**100,417.1**	**96,477.1**	**95,602.3**	**90,471.2**	**87,668.5**	**100,417.1**	**87,668.5**

[1] Where ING U.S. is the Investment Manager
[2] Excludes Recordkeeping and Stable Value where ING U.S. is not the Investment Manager

Page 24 of 70

ING U.S. Annuities

ING U.S.
Annuities Sources of Operating Earnings

(in millions USD)	Three Months Ended					Year-to-Date	
	9/30/13	6/30/13	3/31/13	12/31/12	9/30/12	9/30/13	9/30/12
Sources of operating earnings before income taxes:							
Investment spread and other investment income [(1)]	127.9	115.4	113.4	118.8	106.6	356.7	320.0
Fee based margin	12.1	11.3	10.5	10.1	9.3	33.9	26.3
Net underwriting gain (loss) and other revenue	2.3	4.4	7.2	5.6	2.2	13.9	9.2
Administrative expenses	(22.5)	(23.2)	(21.9)	(21.7)	(23.5)	(67.6)	(68.4)
Trail commissions	(8.9)	(8.6)	(8.8)	(8.4)	(8.2)	(26.3)	(24.5)
DAC/VOBA and other intangibles amortization, excluding unlocking [(1)]	(57.9)	(49.7)	(53.1)	(53.7)	(40.9)	(160.7)	(124.9)
DAC/VOBA and other intangibles unlocking [(1)]	43.8	9.9	7.0	(44.4)	(12.9)	60.7	(41.8)
Operating earnings before income taxes	**96.8**	**59.5**	**54.3**	**6.3**	**32.6**	**210.6**	**95.9**
Gross investment income							
Fixed income	259.1	258.3	267.6	278.5	273.4	785.0	865.6
Limited partnership income	1.3	5.1	1.6	0.7	0.7	8.0	8.5
Prepayment fee income	6.3	11.1	5.8	10.1	5.3	23.2	19.0
Total gross investment income	**266.7**	**274.5**	**275.0**	**289.3**	**279.4**	**816.2**	**893.1**
Investment expenses	(10.5)	(11.2)	(10.9)	(11.4)	(11.2)	(32.6)	(32.8)
Credited interest	(168.1)	(167.8)	(173.7)	(179.7)	(184.7)	(509.6)	(603.4)
Net margin	**88.1**	**95.5**	**90.4**	**98.2**	**83.5**	**274.0**	**256.9**
Other investment income [(1)(2)]	39.9	19.9	22.9	20.6	23.2	82.7	63.1
Investment spread and other investment income	**127.9**	**115.4**	**113.4**	**118.8**	**106.6**	**356.7**	**320.0**

[(1)] The 9/30/13 period includes $19.0 million of net investment income, $(10.5) million of DAC/VOBA and other intangibles amortization, and $4.2 million of DAC/VOBA and other intangibles unlocking from Lehman Recovery/LIHTC.
[(2)] Includes investment income on assets backing surplus that has been allocated from the corporate segment and income from policy loans

Page 26 of 70

ING U.S.

Annuities Operating Earnings

Three Months Ended Year-to-Date

(in millions USD) 9/30/13 6/30/13 3/31/13 12/31/12 9/30/12 9/30/13 9/30/12

Operating revenues

Net investment income and net realized gains (losses) 295.9 283.5 287.1 298.4 291.7 866.5 924.9

Fee income 11.8 11.2 9.9 10.4 9.5 32.9 25.1

Premiums 7.5 6.7 7.8 6.3 6.1 22.0 29.6

Other revenue 3.9 2.6 2.8 2.3 2.4 9.3 10.0

Total operating revenues 319.1 304.0 307.6 317.4 309.7 930.7 989.6

Operating benefits and expenses

Interest credited and other benefits to contract owners/policyholders (182.2) (183.9) (184.4) (192.3) (200.3) (550.5) (661.8)

Operating expenses (31.7) (32.2) (31.0) (30.3) (32.1) (94.9) (94.4)

Net amortization of DAC/VOBA (8.4) (28.4) (37.9) (88.4) (44.6) (74.7) (137.1)

Interest expense — —— (0.1) (0.1) — (0.4)

Total operating benefits and expenses (222.3) (244.5) (253.3) (311.1) (277.1) (720.1) (893.7)

Operating earnings before income taxes 96.8 59.5 54.3 6.3 32.6 210.6 95.9

ING U.S. Annuities AUM

Balances as of

(in millions USD) 9/30/13 6/30/13 3/31/13 12/31/12 9/30/12

Assets Under Management

Fixed single year 3,985.4 4,104.1 4,204.7 4,273.7 4,367.6

Fixed multi-year 3,608.1 3,748.6 3,853.0 3,949.3 4,133.7

Indexed 12,494.9 12,362.8 12,255.3 12,209.2 12,167.0

SPIA & Payout 2,760.4 2,762.9 2,794.8 2,806.6 2,851.1

Other annuities 452.6 438.9 444.7 428.7 440.8

Mutual funds 3,077.8 2,816.2 2,675.5 2,433.6 2,291.7

Total AUM 26,379.2 26,233.5 26,228.0 26,101.1 26,251.9

Assets Under Management

General account 22,508.2 22,647.3 22,772.4 22,915.8 23,185.7

Separate account 793.2 770.0 780.1 751.7 774.5

Mutual funds 3,077.8 2,816.2 2,675.5 2,433.6 2,291.7

Total AUM 26,379.2 26,233.5 26,228.0 26,101.1 26,251.9

ING U.S.
Annuities AUM Rollforward

(in millions USD)	Three Months Ended 9/30/13	6/30/13	3/31/13	12/31/12	9/30/12	Year-to-Date 9/30/13	9/30/12
Annual Reset Annuities/Multi-Year Guaranteed Annuities							
Assets Under Management, beginning of period	7,852.7	8,057.7	8,222.9	8,501.3	9,009.1	8,222.9	10,599.1
Deposits	14.5	16.5	12.2	17.3	10.1	43.2	44.3
Surrenders, benefits, and product charges	(346.9)	(300.6)	(254.0)	(376.9)	(602.9)	(901.5)	(2,435.6)
Net cash flow	(332.4)	(284.1)	(241.8)	(359.6)	(592.8)	(858.3)	(2,391.3)
Interest credited and investment performance	73.2	79.1	76.6	81.2	85.0	228.9	293.5
Assets Under Management, end of period	**7,593.5**	**7,852.7**	**8,057.7**	**8,222.9**	**8,501.3**	**7,593.5**	**8,501.3**
Fixed Indexed Annuities							
Assets Under Management, beginning of period	12,362.8	12,255.3	12,209.2	12,167.0	12,122.8	12,209.2	12,080.9
Deposits	334.8	286.7	245.9	285.0	296.7	867.4	905.4
Surrenders, benefits, and product charges	(327.3)	(332.8)	(288.9)	(341.2)	(355.2)	(949.0)	(1,050.8)
Net cash flow	7.6	(46.2)	(43.1)	(56.1)	(58.5)	(81.7)	(145.4)
Interest credited and investment performance	124.6	153.7	89.1	98.4	102.7	367.3	231.4
Assets Under Management, end of period	**12,494.9**	**12,362.8**	**12,255.3**	**12,209.2**	**12,167.0**	**12,494.9**	**12,167.0**
SPIA & Payout							
Assets Under Management, beginning of period	2,762.9	2,794.8	2,806.6	2,851.0	2,847.5	2,806.6	2,831.0
Deposits	51.1	37.2	39.8	38.7	57.4	128.1	204.3
Surrenders, benefits, and product charges	(110.6)	(107.7)	(101.0)	(112.7)	(109.5)	(319.3)	(328.2)
Net cash flow	(59.5)	(70.5)	(61.3)	(74.0)	(52.1)	(191.2)	(123.9)
Interest credited and investment performance	57.0	38.5	49.5	29.6	55.6	145.0	143.9
Assets Under Management, end of period	**2,760.4**	**2,762.9**	**2,794.8**	**2,806.6**	**2,851.0**	**2,760.4**	**2,851.0**
Mutual Fund Custodial							
Assets Under Management, beginning of period	2,816.2	2,675.5	2,433.5	2,291.7	2,092.2	2,433.5	1,761.3
Deposits	270.6	283.1	255.4	213.6	202.8	809.1	639.0
Surrenders, benefits, and product charges	(133.8)	(114.2)	(115.3)	(106.9)	(97.1)	(363.3)	(284.7)
Net cash flow	136.8	168.9	140.1	106.7	105.7	445.8	354.3
Interest credited and investment performance	124.8	(28.1)	101.8	35.1	93.7	198.4	176.1
Assets Under Management, end of period	**3,077.8**	**2,816.2**	**2,675.5**	**2,433.5**	**2,291.7**	**3,077.8**	**2,291.7**
Other Annuities							
Assets Under Management, beginning of period	438.9	444.7	428.7	440.8	425.1	428.7	417.8
Deposits	0.6	1.1	1.6	1.2	1.0	3.3	5.0
Surrenders, benefits, and product charges	(14.1)	(13.0)	(15.8)	(14.7)	(10.7)	(42.9)	(34.9)
Net cash flow	(13.5)	(11.8)	(14.3)	(13.5)	(9.7)	(39.6)	(29.9)
Interest credited and investment performance	27.2	6.1	30.3	1.4	25.4	63.5	52.9
Assets Under Management, end of period	**452.6**	**438.9**	**444.7**	**428.7**	**440.8**	**452.6**	**440.8**
Annuities - Total							
Assets Under Management, beginning of period	26,233.5	26,228.0	26,101.1	26,251.9	26,496.7	26,101.1	27,690.2
Deposits	671.7	624.6	554.8	555.7	568.0	1,851.1	1,798.0
Surrenders, benefits, and product charges	(932.7)	(868.3)	(775.1)	(951.8)	(1,175.3)	(2,576.1)	(4,134.1)
Net cash flow	(261.0)	(243.7)	(220.3)	(396.1)	(607.3)	(725.0)	(2,336.1)
Interest credited and investment performance	406.7	249.2	347.3	245.2	362.5	1,003.1	897.8
Assets Under Management, end of period	**26,379.2**	**26,233.5**	**26,228.0**	**26,101.1**	**26,251.9**	**26,379.2**	**26,251.9**

Page 29 of 70

ING U.S.

Investment Management

ING U.S.

Investment Management Sources of Operating Earnings

Three Months Ended Year-to-Date

(in millions USD) 9/30/13 6/30/13 3/31/13 12/31/12 9/30/12 9/30/13 9/30/12

Sources of operating earnings before income

taxes:

Investment capital and other investment income (1) 16.8 6.2 2.6 5.3 16.7 25.6 34.6

Fee based margin 143.3 142.4 129.3 137.2 125.5 415.0 368.4

Administrative expenses (106.1) (107.5) (101.8) (111.3) (103.1) (315.4) (299.7)

Operating earnings before income taxes 54.0 41.1 30.1 31.2 39.1 125.2 103.3

(1)	The 9/30/13 period includes $11.5 million of net investment income from Lehman

Recovery/LIHTC.

ING U.S.

Investment Management Operating Earnings

Three Months Ended Year-to-Date

(in millions USD) 9/30/13 6/30/13 3/31/13 12/31/12 9/30/12 9/30/13 9/30/12

Operating revenues

Net investment income and net realized gains (losses) 16.4 6.1 2.8 5.6 17.3 25.3 36.0

Fee income 135.4 132.3 121.7 122.6 120.1 389.4 352.1

Other revenue 8.3 10.2 7.4 14.3 4.8 25.9 14.9

Total operating revenues 160.1 148.6 131.9 142.5 142.2 440.6 403.0

Operating benefits and expenses

Operating expenses (106.1) (107.5) (101.8) (111.3) (103.1) (315.4) (299.7)

Total operating benefits and expenses (106.1) (107.5) (101.8) (111.3) (103.1) (315.4) (299.7)

Operating earnings before income taxes 54.0 41.1 30.1 31.2 39.1 125.2 103.3

ING U.S.

Investment Management Key Metrics

(in millions USD)	Balances as of					Balances as of	
	9/30/13	6/30/13	3/31/13	12/31/12	9/30/12	9/30/13	9/30/12
Client Assets by Source:							
External clients							
Investment Management sourced	63,275.4	60,643.9	58,002.1	54,061.9	50,761.4	63,275.4	50,761.4
Affiliate sourced	52,169.5	49,404.6	49,658.0	47,284.6	46,376.8	52,169.5	46,376.8
Subtotal external clients	**115,445.0**	**110,048.5**	**107,660.1**	**101,346.5**	**97,138.2**	**115,445.0**	**97,138.2**
General Account [1]	80,260.3	80,275.3	79,965.9	80,404.8	80,082.1	80,260.3	80,082.1
Total Client Assets (AUM)	**195,705.3**	**190,323.8**	**187,626.0**	**181,751.3**	**177,220.3**	**195,705.3**	**177,220.3**
Administration Only Assets (AUA)	55,843.7	55,294.2	55,732.5	54,695.5	54,723.3	55,843.7	54,723.3
Total AUM and AUA	**251,549.0**	**245,618.0**	**243,358.5**	**236,446.8**	**231,943.6**	**251,549.0**	**231,943.6**

	Three Months Ended					Year to Date	
	9/30/13	6/30/13	3/31/13	12/31/12	9/30/12	9/30/13	9/30/12
Analysis of investment advisory and administrative revenues, net, by source: [2]							
External clients							
Investment Management sourced	69.4	68.2	58.0	58.2	56.0	195.6	164.5
Affiliate sourced	25.8	23.5	22.1	21.9	21.4	71.4	60.2
Subtotal External Clients	**95.2**	**91.7**	**80.1**	**80.1**	**77.4**	**267.0**	**224.7**
General Account	36.2	36.2	36.8	37.0	37.6	109.2	111.5
Total investment advisory and administrative revenues, net, from AUM	**131.4**	**127.9**	**116.9**	**117.1**	**115.0**	**376.2**	**336.2**
Administration Only Fees	4.0	4.4	4.8	5.5	5.1	13.2	15.9
Total investment advisory and administrative revenues, net, by source [2]	**135.4**	**132.3**	**121.7**	**122.6**	**120.1**	**389.4**	**352.1**
Revenue Yield (bps): [2] [3]							
External clients							
Investment Management sourced	44.7	45.6	41.5	44.6	45.1	44.0	44.1
Affiliate sourced	20.5	18.9	18.3	18.7	19.0	19.2	18.6
Revenue Yield on Institutional/retail	**33.8**	**33.5**	**30.8**	**32.3**	**32.6**	**32.7**	**32.3**
General Account	18.0	18.1	18.3	18.5	18.8	18.2	18.9
Revenue Yield on Client Assets (AUM)	**27.3**	**27.0**	**25.3**	**26.1**	**26.3**	**26.6**	**26.1**
Revenue Yield on Administration Only Assets (AUA)	2.9	3.1	3.5	4.1	3.7	3.2	3.8
Total Revenue Yield on AUM and AUA (bps) [2] [3]	**21.8**	**21.6**	**20.3**	**21.0**	**20.9**	**21.2**	**20.6**

(1) General Account assets reported on a Statutory Book Value billing basis consistent with revenues earned.

(2) Measures used by management to evaluate ongoing business performance, allowing for more appropriate comparisons with industry peers.

(3) Revenue Yields calculated using average client assets for the period.

Page 33 of 70

ING U.S.
Investment Management Account Rollforward by Source

(in millions USD)	Three Months Ended 9/30/13	6/30/13	3/31/13	12/31/12	9/30/12	Year-to-Date 9/30/13	9/30/12
AUM Roll-forward By Source							
Investment Management Sourced							
Beginning AUM	**60,643.9**	**58,002.1**	**54,061.9**	**50,761.4**	**48,879.7**	**54,061.9**	**49,391.8**
Inflows							
Inflows from sub-advisor replacements	-	-	197.6	481.3	-	197.6	-
Inflows-other	3,875.4	5,760.6	4,598.0	5,536.4	2,732.9	14,234.0	7,342.0
Outflows	(3,160.6)	(2,615.4)	(2,164.9)	(2,255.5)	(2,403.7)	(7,940.9)	(7,164.4)
Net Flows	**714.9**	**3,145.2**	**2,630.7**	**3,762.2**	**329.2**	**6,490.8**	**177.6**
Net Money Market Flows	5.1	(21.5)	(3.2)	5.6	11.1	(19.6)	(30.0)
Change in Market Value	1,801.8	(513.0)	1,728.2	635.5	1,580.0	3,016.9	3,855.3
Other (Including Acquisitions / Divestitures)	109.8	31.1	(415.5)	(1,102.8)	(38.6)	(274.7)	(2,633.3)
Investment Management sourced AUM End of Period	**63,275.4**	**60,643.9**	**58,002.1**	**54,061.9**	**50,761.4**	**63,275.4**	**50,761.4**
Organic Growth (Long Term Net Flows / Beginning of Period AUM)	1.18%	5.42%	4.87%	7.41%	0.67%	12.01%	0.36%
Market Growth %	2.97%	-0.88%	3.20%	1.25%	3.23%	5.58%	7.81%
Affiliate Sourced							
Beginning AUM	**49,404.6**	**49,658.0**	**47,284.6**	**46,376.8**	**42,563.9**	**47,284.6**	**37,851.8**
Inflows							
Inflows from sub-advisor replacements	869.8	537.0	447.1	125.2	2,404.2	1,853.9	6,314.0
Inflows-other	1,849.6	1,024.1	1,579.6	2,311.6	1,081.7	4,453.3	3,591.9
Outflows	(1,600.8)	(1,606.7)	(1,479.9)	(1,716.5)	(1,294.1)	(4,687.4)	(4,720.4)
Net Flows	**1,118.6**	**(45.6)**	**546.8**	**720.3**	**2,191.8**	**1,619.8**	**5,185.5**
Net Money Market Flows	(21.1)	39.8	(226.2)	20.4	(75.7)	(207.5)	(355.1)
Change in Market Value	2,088.5	10.4	2,111.2	230.2	1,861.6	4,210.1	3,699.7
Other (Including Acquisitions / Divestitures)	(421.0)	(258.0)	(58.5)	(63.0)	(164.8)	(737.4)	(5.1)
Affiliate sourced AUM End of Period	**52,169.5**	**49,404.6**	**49,658.0**	**47,284.6**	**46,376.8**	**52,169.5**	**46,376.8**
Organic Growth (Long Term Net Flows / Beginning of Period AUM)	2.26%	-0.09%	1.16%	1.55%	5.15%	3.43%	13.70%
Market Growth %	4.23%	0.02%	4.46%	0.50%	4.37%	8.90%	9.77%
Other affiliate sourced net flows	1,722.3	572.2	1,040.4	1,365.7	2,645.3	3,335.1	6,433.2
Variable annuity net flows	(603.8)	(617.8)	(493.6)	(645.4)	(453.6)	(1,715.2)	(1,247.8)
Total affiliate sourced net flows	**1,118.6**	**(45.6)**	**546.8**	**720.3**	**2,191.7**	**1,619.8**	**5,185.4**
Investment Management sourced net flows	**714.9**	**3,145.2**	**2,630.7**	**3,762.2**	**329.2**	**6,490.8**	**177.6**
Total net flows	**1,833.5**	**3,099.6**	**3,177.5**	**4,482.5**	**2,520.9**	**8,110.6**	**5,363.0**

Page 34 of 70

ING U.S.

Investment Management Account Value by Asset Type

(in millions USD)	9/30/13	6/30/13	3/31/13	12/31/12	9/30/12
	Balances as of				
Institutional					
Equity	16,934.3	15,645.2	14,644.1	13,769.5	12,161.7
Fixed Income	35,223.5	34,034.0	32,246.4	29,894.4	28,402.5
Real Estate	-	-	-	-	-
Money Market	27.2	18.9	17.1	33.3	30.2
Total	**52,185.0**	**49,698.1**	**46,907.6**	**43,697.2**	**40,594.4**
Retail					
Equity	38,963.8	36,162.9	36,199.9	33,315.3	33,044.2
Fixed Income	15,191.3	15,208.2	15,459.7	15,406.2	15,074.2
Real Estate	6,801.5	6,660.2	6,794.1	6,401.3	5,921.6
Money Market	2,303.4	2,319.1	2,298.7	2,526.5	2,503.8
Total	**63,260.0**	**60,350.4**	**60,752.4**	**57,649.3**	**56,543.8**
General Account					
Equity	292.6	356.5 R	360.5 R	443.6 R	466.9 R
Fixed Income	78,097.5	78,137.2 R	76,389.0 R	75,765.4 R	76,953.3 R
Real Estate	-	-	-	-	-
Money Market	1,870.2	1,781.6	3,216.4	4,195.8	2,661.9
Total	**80,260.3**	**80,275.3**	**79,965.9**	**80,404.8**	**80,082.1**
Combined Asset Type					
Equity	56,190.9	52,164.6 R	51,204.6 R	47,528.4 R	45,672.8 R
Fixed Income	128,512.2	127,379.4 R	124,095.1 R	121,066.0 R	120,430.0 R
Real Estate	6,801.5	6,660.2	6,794.1	6,401.3	5,921.6
Money Market	4,200.7	4,119.6	5,532.2	6,755.6	5,195.9
Total	**195,705.3**	**190,323.8**	**187,626.0**	**181,751.3**	**177,220.3**

R Certain items have been reclassified to conform with current period presentation

Page 35 of 70

ING U.S. Individual Life

ING U.S.
Individual Life Sources of Operating Earnings

(in millions USD)	Three Months Ended 9/30/13	6/30/13	3/31/13	12/31/12	9/30/12	Year-to-Date 9/30/13	9/30/12
Sources of operating earnings before income taxes:							
Investment spread and other investment income [(1)]	95.1	48.2	52.4	38.8	59.6	195.7	188.9
Fee based margin	4.6	5.0	4.8	4.7	4.9	14.4	14.8
Net underwriting gain (loss) and other revenue	119.9	115.8	115.9	146.4	130.5	351.6	349.0
Administrative expenses	(64.0)	(69.8)	(67.0)	(76.6)	(76.6)	(200.8)	(230.4)
Trail commissions	(4.8)	(5.9)	(7.7)	(6.1)	(8.4)	(18.4)	(24.4)
DAC/VOBA and other intangibles amortization, excluding unlocking [(1)]	(70.2)	(48.4)	(44.9)	(57.2)	(60.2)	(163.5)	(155.1)
DAC/VOBA and other intangibles unlocking [(1)]	36.4	(4.9)	(2.7)	4.6	3.4	28.8	(1.2)
Operating earnings before income taxes	**117.0**	**40.0**	**50.8**	**54.6**	**53.2**	**207.8**	**141.6**
Gross Investment Income							
Fixed income	208.6	204.2	203.2	202.2	222.0	616.0	668.4
Limited partnership income	0.7	3.9	1.5	(1.2)	(0.1)	6.1	2.4
Prepayment fee income	3.6	3.1	7.7	4.4	0.6	14.4	9.0
Total gross investment income	**212.9**	**211.2**	**212.4**	**205.4**	**222.5**	**636.5**	**679.8**
Investment expenses	(5.8)	(5.7)	(5.4)	(5.4)	(5.8)	(16.9)	(17.9)
Credited interest	(162.5)	(163.8)	(162.3)	(166.1)	(163.1)	(488.6)	(483.4)
Net margin	**44.6**	**41.7**	**44.7**	**33.9**	**53.6**	**131.0**	**178.5**
Other investment income [(1) (2)]	50.6	6.5	7.6	4.8	5.8	64.7	10.4
Investment spread and other investment income	**95.1**	**48.2**	**52.4**	**38.8**	**59.6**	**195.7**	**188.9**
Net underwriting gain (loss) and other revenue							
Fee Revenue/Premiums	499.3	500.1	488.4	503.4	498.2	1,487.8	1,494.3
Net Mortality, including Reinsurance	(283.9)	(293.4)	(301.8)	(261.7)	(272.1)	(879.1)	(829.2)
Reserve Change/Other	(95.5)	(90.9)	(70.7)	(95.5)	(95.6)	(257.1)	(316.1)
Total net underwriting gain (loss) and other revenue	**119.9**	**115.8**	**115.9**	**146.4**	**130.5**	**351.6**	**349.0**

(1) The 9/30/13 period includes $43.4 million of net investment income, $(23.0) million of DAC/VOBA and other intangibles amortization, and $16.2 million of DAC/VOBA and other intangibles unlocking from Lehman Recovery/LIHTC.
(2) Includes investment income on assets backing surplus that has been allocated from the corporate segment and income from policy loans

Page 37 of 70

ING U.S.

Individual Life Operating Earnings

Three Months Ended Year-to-Date

(in millions USD) 9/30/13 6/30/13 3/31/13 12/31/12 9/30/12 9/30/13 9/30/12

Operating revenues

Net investment income and net realized gains (losses) 258.7 215.4 216.9 213.1 229.7 691.0 700.7

Fee income 278.4 280.0 276.8 282.0 262.4 835.2 833.7

Premiums 174.7 192.1 185.8 191.7 180.0 552.6 546.1

Other revenue 5.3 7.3 7.6 7.4 6.4 20.2 19.2

Total operating revenues 717.1 694.8 687.1 694.2 678.5 2,099.0 2,099.7

Operating benefits and expenses

Interest credited and other benefits to contract owners/policyholders (468.7) (512.4) (501.6) (489.1) (509.5) (1,482.7) (1,545.3)

Operating expenses (83.9) (94.6) (90.9) (101.0) (97.1) (269.4) (289.5)

Net amortization of DAC/VOBA (47.5) (47.6) (42.9) (47.7) (16.6) (138.0) (114.6)

Interest expense — (0.2) (0.9) (1.8) (2.1) (1.1) (8.7)

Total operating benefits and expenses (600.1) (654.8) (636.3) (639.6) (625.3) (1,891.2) (1,958.1)

Operating earnings before income taxes 117.0 40.0 50.8 54.6 53.2 207.8 141.6

ING U.S.
Individual Life Key Metrics

(in millions USD)	Three Months Ended 9/30/13	6/30/13	3/31/13	12/31/12	9/30/12	Year-to-Date 9/30/13	9/30/12
Sales by Product Line							
Guaranteed	0.1	-	0.5	7.7	18.2	0.6	65.0
Accumulation	2.8	3.9	4.0	5.4	6.9	10.7	19.9
Indexed	5.8	6.6	6.8	11.8	8.1	19.2	21.7
Total Universal life	**8.7**	**10.5**	**11.3**	**24.9**	**33.2**	**30.5**	**106.6**
Variable life	2.8	2.4	2.7	1.6	2.3	7.9	4.7
Term	11.2	13.9	15.2	19.2	28.2	40.3	97.1
Whole life	0.1	-	-	-	-	0.1	-
Total sales by product line	**22.8**	**26.8**	**29.2**	**45.7**	**63.7**	**78.8**	**208.4**
Sales by Distribution							
Independent life sales	13.3	17.2	19.1	32.1	49.4	49.6	160.4
Strategic distribution	5.8	5.3	5.4	8.5	7.2	16.5	23.6
Alternative and specialty markets	3.7	4.3	4.7	5.1	7.3	12.7	24.4
Total sales by distribution	**22.8**	**26.8**	**29.2**	**45.7**	**63.7**	**78.8**	**208.4**
Gross premiums and deposits by product:							
Interest sensitive	271.5	273.2	275.2	322.2	347.1	819.9	1,111.9
Non - interest sensitive	217.2	233.6	223.4	217.4	223.6	674.2	673.1
Total gross premiums and deposits	**488.7**	**506.8**	**498.6**	**539.6**	**570.7**	**1,494.1**	**1,785.0**
Applications							
New business policy count (Paid)	11,904	15,290	16,137	20,471	29,072	43,331	99,465
End of Period:							
In-force face amount (by product)							
Universal life	78,901	79,505	79,969	80,685	80,456	78,901	80,456
Variable life	28,679	29,153	29,642	30,182	30,761	28,679	30,761
Term	496,935	497,596	496,919	494,760	491,263	496,935	491,264
Whole life	2,241	2,274	2,313	2,348	2,377	2,241	2,377
Total In-force Face	**606,756**	**608,528**	**608,844**	**607,976**	**604,858**	**606,756**	**604,858**
In-force policy count (in whole numbers)							
Universal life	295,241	298,406	301,703	305,115	306,679	295,241	306,679
Variable life	67,887	69,135	70,364	71,589	72,783	67,887	72,783
Term	832,506	832,402	829,444	824,794	818,457	832,506	818,457
Whole life	144,274	146,425	148,767	151,346	153,960	144,274	153,960
Total Policy Counts	**1,339,908**	**1,346,368**	**1,350,278**	**1,352,844**	**1,351,879**	**1,339,908**	**1,351,879**
Assets under management							
General account	13,257.4	13,190.7	13,089.6	12,910.4	12,828.3	13,257.4	12,828.3
Separate account	2,590.3	2,487.0	2,509.2	2,412.1	2,446.6	2,590.3	2,446.6
Total	**15,847.7**	**15,677.7**	**15,598.8**	**15,322.5**	**15,274.9**	**15,847.7**	**15,274.9**

Page 39 of 70

ING U.S.

Employee Benefits

ING U.S.
Employee Benefits Sources of Operating Earnings

(in millions USD)	Three Months Ended 9/30/13	6/30/13	3/31/13	12/31/12	9/30/12	Year-to-Date 9/30/13	9/30/12
Sources of operating earnings before income taxes:							
Investment spread and other investment income [1]	16.3	11.7	12.0	10.4	13.8	40.0	38.7
Net underwriting gain (loss) and other revenue	76.3	86.9	62.8	80.6	82.9	226.0	228.0
Administrative expenses	(39.9)	(41.0)	(39.6)	(41.6)	(40.2)	(120.5)	(124.0)
Trail commissions	(18.7)	(19.6)	(19.7)	(17.7)	(16.7)	(58.0)	(51.8)
DAC/VOBA and other intangibles amortization, excluding unlocking	(4.9)	(3.9)	(3.1)	(3.1)	(3.7)	(11.9)	(10.1)
Operating earnings before income taxes	**29.1**	**34.1**	**12.4**	**28.6**	**36.1**	**75.6**	**80.8**
Gross Investment Income							
Fixed income	25.3	24.7	26.1	24.8	26.7	76.1	80.5
Limited partnership income	-	0.4	0.1	(0.2)	-	0.5	0.4
Prepayment fee income	1.1	1.3	0.5	0.2	0.4	2.9	0.8
Total gross investment income	**26.4**	**26.4**	**26.7**	**24.8**	**27.1**	**79.5**	**81.7**
Investment expenses	(0.8)	(0.8)	(0.9)	(0.9)	(0.9)	(2.5)	(2.8)
Credited interest	(15.8)	(16.1)	(16.3)	(16.6)	(16.1)	(48.2)	(48.5)
Net margin	**9.8**	**9.5**	**9.5**	**7.3**	**10.1**	**28.8**	**30.4**
Other investment income [1] [2]	6.5	2.2	2.5	3.1	3.7	11.2	8.3
Investment spread and other investment income	**16.3**	**11.7**	**12.0**	**10.4**	**13.8**	**40.0**	**38.7**
Group life							
Premiums	118.1	119.3	118.9	116.4	116.1	356.2	344.4
Benefits	(97.0)	(89.9)	(101.5)	(91.2)	(89.5)	(288.4)	(263.3)
Other [3]	(1.1)	(2.6)	(3.1)	(3.4)	(2.6)	(6.7)	(7.7)
Total	**20.0**	**26.8**	**14.2**	**21.8**	**24.1**	**61.1**	**73.4**
Loss Ratio (Interest adjusted)	**82.1%**	**75.4%**	**85.4%**	**78.4%**	**77.1%**	**81.0%**	**76.5%**
Group stop loss							
Premiums	136.3	133.9	135.7	136.5	138.9	405.9	425.0
Benefits	(99.3)	(96.6)	(105.4)	(94.8)	(97.7)	(301.3)	(314.7)
Other [3]	(1.1)	(0.3)	(1.3)	(0.7)	(0.8)	(2.7)	(2.5)
Total	**35.9**	**37.0**	**29.1**	**41.0**	**40.4**	**101.9**	**107.8**
Loss Ratio	**72.8%**	**72.1%**	**77.6%**	**69.5%**	**70.3%**	**74.2%**	**74.1%**
Voluntary Benefits, Disability, and Other	**20.5**	**23.1**	**19.4**	**17.6**	**18.4**	**62.9**	**46.9**
Net underwriting gain (loss) and other revenue	**76.3**	**86.9**	**62.8**	**80.6**	**82.9**	**226.0**	**228.0**

[1] The 9/30/13 period includes $4.0 million of net investment income from Lehman Recovery/LIHTC.

[2] Includes investment income on assets backing surplus that has been allocated from the corporate segment.

[3] Other includes service fees, dividends, interest expenses, and other miscellaneous expenses. The Loss Ratio calculation does not include Other.

Page 41 of 70

ING U.S.

Employee Benefits Operating Earnings

Three Months Ended Year-to-Date

(in millions USD) 9/30/13 6/30/13 3/31/13 12/31/12 9/30/12 9/30/13 9/30/12

Operating revenues

Net investment income and net realized gains (losses) 32.1 27.9 28.4 27.0 30.0 88.4 87.3

Fee income 15.5 15.8 15.8 15.9 15.7 47.1 46.6

Premiums 269.6 269.0 274.9 271.6 265.8 813.5 806.5

Other revenue (1.0) (1.0) (1.0) (0.9) (1.0) (3.0) (2.8)

Total operating revenues 316.2 311.7 318.1 313.6 310.5 946.0 937.6

Operating benefits and expenses

Interest credited and other benefits to contract owners/policyholders (223.7) (213.2) (242.6) (220.9) (214.0) (679.5) (671.2)

Operating expenses (58.5) (60.5) (60.0) (60.7) (56.7) (179.0) (175.5)

Net amortization of DAC/VOBA (4.9) (3.9) (3.1) (3.4) (3.7) (11.9) (10.1)

Total operating benefits and expenses (287.1) (277.6) (305.7) (285.0) (274.4) (870.4) (856.8)

Operating earnings before income taxes 29.1 34.1 12.4 28.6 36.1 75.6 80.8

ING U.S.

Employee Benefits Key Metrics

Three Months Ended Year-to-Date

(in millions USD) 9/30/13 6/30/13 3/31/13 12/31/12 9/30/12 9/30/13 9/30/12

Sales

Group life (Basic / Sup / AD&D) 7.3 1.6 44.0 2.0 13.0 52.9 45.9

Group stop loss 38.1 11.6 89.7 7.8 12.5 139.4 143.8

Disability 2.5 1.1 10.9 1.8 3.6 14.5 14.1

Association (Life, DI, PAI) 0.1 0.3 — 12.7 0.4 0.4 1.6

Other (PAI) 0.2 0.1 1.8 — 0.6 2.1 0.9

Total group products 48.2 14.7 146.4 24.3 30.1 209.3 206.3

Voluntary products 4.0 3.8 10.3 8.3 3.8 18.1 16.2

Total sales by product line 52.2 18.4 156.7 32.6 33.9 227.4 222.5

Total gross premiums and deposits 316.2 311.3 319.5 314.3 311.2 947.0 937.8

Total annualized in-force premiums 1,292.4 1,273.5 1,316.2 1,286.6 1,301.1 1,292.4 1,301.1

Assets under management (EOP)

General account 1,753.6 1,747.3 1,739.1 1,745.5 1,752.9 1,753.6 1,752.9

Separate account 15.2 14.8 14.7 14.0 14.3 15.2 14.3

Total 1,768.8 1,762.1 1,753.8 1,759.5 1,767.2 1,768.8 1,767.2

ING U.S. Corporate

ING U.S.

Corporate Operating Earnings

Three Months Ended Year-to-Date

(in millions USD) 9/30/13 6/30/13 3/31/13 12/31/12 9/30/12 9/30/13 9/30/12

Interest expense* (47.6) (43.2) (41.9) (39.2) (39.8) (132.7) (88.6)

Closed Block Variable Annuity contingent capital LOC — (5.6) (12.8) (13.1) (13.1) (18.4) (43.6)

Amortization of intangibles (8.7) (8.8) (8.8) (8.8) (8.8) (26.3) (26.2)

Other (7.4) 4.8 13.4 17.5 4.1 10.8 19.7

Operating earnings before income taxes (63.7) (52.8) (50.1) (43.6) (57.6) (166.6) (138.7)

*	Including interest rate swap settlements and amortization of debt issuance costs

ING U.S.

Closed Blocks (Variable Annuity and Other)

ING U.S.
Closed Block ISP and Other Operating Earnings

(in millions USD)	Three Months Ended 9/30/13	6/30/13	3/31/13	12/31/12	9/30/12	Year-to-Date 9/30/13	9/30/12
Closed Block Institutional Spread Products [1]	8.7	10.9	22.1	4.7	10.0	41.7	41.0
Closed Block Other [2]	5.8	7.1	(0.7)	19.1	11.8	12.2	44.9
Operating earnings before income taxes	**14.5**	**18.0**	**21.4**	**23.8**	**21.8**	**53.9**	**85.9**

Closed Block Institutional Spread Products	Three Months Ended 9/30/13	6/30/13	3/31/13	12/31/12	9/30/12	Year-to-Date 9/30/13	9/30/12
Operating revenues							
Net investment income and net realized gains (losses) [1]	22.8	26.0	38.0	23.7	29.6	86.8	102.6
Fee income	-	-	-	0.1	-	-	-
Premiums	0.6	0.6	0.6	0.6	0.5	1.8	1.7
Other revenue	(0.3)	(0.3)	(0.3)	(0.4)	(0.2)	(0.9)	(1.1)
Total operating revenues	**23.1**	**26.3**	**38.3**	**24.0**	**29.9**	**87.7**	**103.2**
Operating benefits and expenses							
Interest credited and other benefits to contract owners/policyholders	(11.9)	(12.7)	(13.5)	(16.1)	(16.6)	(38.1)	(51.4)
Operating expenses	(2.4)	(2.6)	(2.6)	(2.9)	(2.6)	(7.6)	(8.6)
Net amortization of DAC/VOBA	(0.1)	(0.1)	(0.1)	(0.2)	(0.1)	(0.3)	(0.4)
Interest expense	-	-	-	(0.1)	(0.6)	-	(1.8)
Total operating benefits and expenses	**(14.4)**	**(15.4)**	**(16.2)**	**(19.3)**	**(19.9)**	**(46.0)**	**(62.2)**
Operating earnings before income taxes	**8.7**	**10.9**	**22.1**	**4.7**	**10.0**	**41.7**	**41.0**

Closed Block Other	Three Months Ended 9/30/13	6/30/13	3/31/13	12/31/12	9/30/12	Year-to-Date 9/30/13	9/30/12
Operating revenues							
Net investment income and net realized gains (losses) [2]	7.1	6.0	6.0	10.9	8.3	19.1	24.1
Fee income	-	-	-	-	-	-	0.1
Premiums	0.4	1.1	0.9	0.9	1.2	2.4	4.2
Other revenue	0.1	0.2	0.3	2.4	1.1	0.6	1.2
Total operating revenues	**7.6**	**7.3**	**7.2**	**14.2**	**10.6**	**22.1**	**29.6**
Operating benefits and expenses							
Interest credited and other benefits to contract owners/policyholders	0.8	7.3	(6.8)	6.8	2.7	1.3	(3.0)
Operating expenses	(2.6)	(7.5)	(1.1)	(1.9)	(1.5)	(11.2)	18.3
Total operating benefits and expenses	**(1.8)**	**(0.2)**	**(7.9)**	**4.9**	**1.2**	**(9.9)**	**15.3**
Operating earnings before income taxes	**5.8**	**7.1**	**(0.7)**	**19.1**	**11.8**	**12.2**	**44.9**

[1] The 9/30/13 period includes $(0.2) million of net investment (loss) from Lehman Recovery/LIHTC.

[2] The 9/30/13 period includes $0.8 million of net investment income from Lehman Recovery/LIHTC.

Page 47 of 70

ING U.S.
Closed Block Variable Annuity Income (Loss) before income taxes

(in millions USD)	Three Months Ended 9/30/13	6/30/13	3/31/13	12/31/12	9/30/12	Year-to-Date 9/30/13	9/30/12
Revenues							
Net investment income	28.8	20.9	18.4	17.2	12.2	68.1	35.5
Fee income	325.3	320.7	309.3	312.9	307.9	955.3	923.0
Premiums	38.8	-	-	-	-	38.8	-
Net realized gains (losses)	(463.0)	(408.4)	(776.4)	(267.3)	(283.0)	(1,647.8)	(1,115.5)
Other revenues and premiums	4.0	6.5	4.7	5.3	5.4	15.2	18.9
Total revenues	**(66.1)**	**(60.3)**	**(444.0)**	**68.1**	**42.5**	**(570.4)**	**(138.1)**
Benefits and expenses							
Interest credited and other benefits to contract owners/policyholders	37.6	(144.3)	94.1	(107.6)	84.1	(12.6)	(6.0)
Operating expenses and interest expense	(119.2)	(116.5)	(112.2)	(113.3)	(113.3)	(347.9)	(337.1)
Net amortization of DAC/VOBA	(19.7)	(17.3)	(15.0)	(14.5)	(12.5)	(52.0)	(43.8)
Total benefits and expenses	**(101.3)**	**(278.1)**	**(33.1)**	**(235.4)**	**(41.7)**	**(412.5)**	**(386.9)**
Income (loss) before income taxes	**(167.4)**	**(338.4)**	**(477.1)**	**(167.3)**	**0.8**	**(982.9)**	**(525.0)**

The following table presents notable items that result in volatility in income (loss) before income taxes:	Three Months Ended 9/30/13	6/30/13	3/31/13	12/31/12	9/30/12	Year-to-Date 9/30/13	9/30/12
Net gains (losses) related to incurred guaranteed benefits and guarantee hedge program, excluding nonperformance risk [(1)]	(366.3)	(407.4)	(453.9)	(18.0)	(449.7)	(1,227.6)	(840.3)
Gains (losses) related to CHO program [(1)]	(40.7)	(45.6)	(158.5)	18.5	(146.2)	(244.8)	(369.5)
Gain (loss) due to nonperformance risk[(1)]	5.2	(121.3)	(106.7)	(401.4)	358.9	(222.8)	(42.2)
Net investment gains (losses) [(1)]	(3.7)	3.5	13.5	(0.6)	(3.2)	13.3	27.2
DAC/VOBA and other intangibles unlocking and loss recognition	(4.3)	(1.8)	(0.2)	0.3	2.8	(6.3)	1.5

[(1)] Amounts exclude net amortization of DAC/VOBA and other intangibles.

Page 48 of 70

ING U.S.

Closed Block Variable Annuity Death and Living Benefits

Balances as of

(in millions USD) 9/30/13 6/30/13 3/31/13 12/31/12 9/30/12

Death and living benefits-account value

GMAB/GMWB 957 970 1,043 1,048 1,119

GMIB 15,443 15,048 15,482 14,904 15,113

GMWBL 16,053 15,636 16,075 15,612 15,746

No living benefits 11,107 10,934 11,246 10,976 11,252

Total* 43,560 42,588 43,846 42,540 43,230

Net amount at risk (after reinsurance)

Total DB NAR 5,720 6,437 6,105 7,029 7,026

GMAB/GMWB 25 32 32 42 44

GMIB(1) 2,321 2,780 3,029 3,576 3,531

GMWBL(1) 700 960 1,293 1,703 1,837

Total LB NAR 3,046 3,772 4,354 5,321 5,412

*Excludes assets associated with Payout Reserves, Policy Loans, and Life Insurance Business

(1)	GMIB and GMWBL values represent discounted net amount at risk

ING U.S.

Closed Block Variable Annuity AUM Rollforward

Three Months Ended Year-to-Date

9/30/13 6/30/13 3/31/13 12/31/12 9/30/12 9/30/13 9/30/12

(in millions USD)

Balance as of beginning of period 43,359.3 44,546.6 43,198.4 43,842.2 42,843.4 43,198.4 42,645.5

Deposits 182.2 175.4 131.8 127.1 115.2 489.4 373.3

Surrenders, benefits, and product charges (1,117.1) (1,193.0) (1,075.6) (1,076.6) (953.3) (3,385.7) (2,942.7)

Net cash flow (934.9) (1,017.6) (943.9) (949.5) (838.1) (2,896.3) (2,569.4)

Interest credited and investment performance 2,002.5 (169.7) 2,292.0 305.7 1,836.9 4,124.8 3,766.1

Balance as of end of period* 44,426.9 43,359.3 44,546.6 43,198.4 43,842.2 44,426.9 43,842.2

Assets Under Management

General account 1,379.7 1,336.6 1,272.1 1,237.6 1,188.5 1,379.7 1,188.5

Separate account 43,047.2 42,022.7 43,274.5 41,960.8 42,653.7 43,047.2 42,653.7

Total* 44,426.9 43,359.3 44,546.6 43,198.4 43,842.2 44,426.9 43,842.2

End of period Payout reserves (included above) 816.7 724.2 648.8 607.8 561.4 816.7 561.4

*Includes assets associated with Payout Reserves, Policy Loans, and Life Insurance Business

ING U.S.

Investment Information

ING U.S.
Portfolio Composition

(in millions USD)	9/30/13 Amount	9/30/13 % of Total	6/30/13 Amount	6/30/13 % of Total	3/31/13 Amount	3/31/13 % of Total	12/31/12 Amount	12/31/12 % of Total	9/30/12 Amount	9/30/12 % of Total
	Balances as of									
Composition of Investment Portfolio										
Fixed maturities, available for sale, at fair value, before consolidation	69,258.8		69,930.1		70,708.5		70,995.5		71,077.1	
CLOs Adjustments [1]	(118.0)		(119.6)		(133.0)		(84.1)		(79.4)	
VOEs Adjustments [1]	30.6		32.9		47.4		(1.1)		40.7	
Fixed maturities, available for sale, at fair value, after consolidation	69,171.4	77.7%	69,843.4	78.0%	70,622.9	76.7%	70,910.3	74.2%	71,038.4	74.6%
Fixed maturities, at fair value using the fair value option	2,910.2	3.3%	2,771.6	3.1%	2,675.8	2.9%	2,771.3	2.8%	2,875.1	3.0%
Equity securities, available for sale, at fair value	279.6	0.3%	281.0	0.3%	282.3	0.3%	340.1	0.4%	328.9	0.4%
Short-term investments	2,547.3	2.8%	2,404.8	2.7%	2,992.1	3.2%	5,991.2	6.3%	3,637.4	3.8%
Mortgage loans on real estate	9,015.6	10.1%	8,929.1	10.0%	8,949.4	9.7%	8,662.3	9.1%	8,682.6	9.1%
Loans - Dutch State Obligation	-	0.0%	-	0.0%	-	0.0%	-	0.0%	1,503.6	1.6%
Policy loans	2,147.5	2.4%	2,144.9	2.4%	2,204.4	2.4%	2,200.3	2.3%	2,212.9	2.3%
Limited partnerships/corporations, before consolidation	984.3		1,024.0		1,036.7		1,031.0		1,470.4	
VOEs Adjustments [1]	(594.3)		(593.8)		(568.2)		(565.9)		(955.6)	
Limited partnerships/corporations, after consolidation	390.0	0.4%	430.2	0.5%	468.5	0.5%	465.1	0.5%	514.8	0.5%
Derivatives	1,087.4	1.3%	1,174.4	1.3%	2,077.0	2.3%	2,374.5	2.5%	2,733.7	2.9%
Other investments	145.7	0.2%	168.4	0.2%	166.7	0.2%	167.0	0.2%	205.1	0.2%
Securities pledged to creditors	1,312.6	1.5%	1,357.0	1.5%	1,774.7	1.8%	1,605.5	1.7%	1,462.2	1.6%
Total investments, after consolidation	**89,007.3**	**100.0%**	**89,504.8**	**100.0%**	**92,213.8**	**100.0%**	**95,487.6**	**100.0%**	**95,194.7**	**100.0%**
Fixed Maturity Securities - Security Sector [2]										
U.S. Government agencies and authorities	6,336.4	8.6%	6,660.8	9.0%	6,467.0	8.6%	6,607.9	8.8%	6,769.9	9.0%
U.S. Corporate - Public	32,048.9	43.8%	31,643.8	42.8%	32,137.7	42.8%	31,597.4	41.9%	30,568.2	40.5%
U.S. Corporate - Private	5,362.3	7.3%	5,423.1	7.3%	5,622.2	7.5%	5,566.5	7.4%	5,486.5	7.3%
Foreign Government / Agency	1,057.5	1.4%	1,091.8	1.5%	1,156.1	1.5%	1,190.0	1.6%	1,181.9	1.6%
Foreign Corporate - Public	6,982.4	9.5%	6,572.7	8.9%	6,807.3	9.1%	6,476.7	8.6%	6,146.7	8.1%
Foreign Corporate - Private	8,149.1	11.1%	8,083.4	10.9%	8,146.6	10.9%	8,317.8	11.0%	8,351.0	11.1%
State, municipalities and political subdivisions	285.0	0.4%	292.5	0.4%	317.8	0.4%	352.8	0.5%	350.9	0.5%
Residential mortgaged-backed securities:		0.0%								
CMO-B Agency	2,882.5	3.9%	2,706.0	3.7%	2,934.3	3.9%	3,066.4	4.1%	3,288.5	4.4%
CMO-B Non-Agency	449.0	0.6%	479.7	0.6%	540.5	0.7%	582.8	0.8%	612.1	0.8%
Agency	3,030.0	4.1%	3,336.1	4.5%	2,706.7	3.6%	2,779.7	3.7%	3,475.4	4.6%
Non-Agency [3]	1,587.8	2.2%	1,847.0	2.5%	1,997.0	2.7%	2,193.9	2.9%	2,255.8	3.0%
Total Residential mortgage-backed securities	**7,949.3**	**10.8%**	**8,368.8**	**11.3%**	**8,178.5**	**10.9%**	**8,622.8**	**11.5%**	**9,631.8**	**12.8%**
Commercial mortgage-backed securities	3,867.6	5.3%	4,425.9	6.0%	4,813.2	6.4%	4,946.4	6.6%	5,217.0	6.9%
Other asset-backed securities [3]	1,355.7	1.8%	1,409.2	1.9%	1,427.0	1.9%	1,608.8	2.1%	1,671.8	2.2%
Total fixed maturities, including securities pledged	**73,394.2**	**100.0%**	**73,972.0**	**100.0%**	**75,073.4**	**100.0%**	**75,287.1**	**100.0%**	**75,375.7**	**100.0%**
Fixed Maturity Securities - Contractual Maturity Dates										
Due to mature:										
Due in one year or less	2,423.9	3.3%	2,471.6	3.3%	3,021.8	4.0%	2,918.1	3.9%	2,980.3	4.0%
Due after one year through five years	16,036.2	21.8%	15,862.9	21.4%	15,205.4	20.3%	15,353.4	20.4%	15,013.6	19.9%
Due after five years through ten years	20,113.5	27.4%	19,928.2	26.9%	19,830.3	26.4%	19,179.7	25.5%	18,554.3	24.6%
Due after ten years	21,648.0	29.6%	21,505.4	29.2%	22,597.2	30.1%	22,657.9	30.1%	22,306.9	29.6%
CMO-B	3,331.5	4.5%	3,185.7	4.3%	3,474.8	4.6%	3,649.2	4.8%	3,900.6	5.2%
Mortgage-backed securities	8,485.4	11.6%	9,609.0	13.0%	9,516.9	12.7%	9,920.0	13.2%	10,948.2	14.5%
Other asset-backed securities [3]	1,355.7	1.8%	1,409.2	1.9%	1,427.0	1.9%	1,608.8	2.1%	1,671.8	2.2%
Total fixed maturities, including securities pledged	**73,394.2**	**100.0%**	**73,972.0**	**100.0%**	**75,073.4**	**100.0%**	**75,287.1**	**100.0%**	**75,375.7**	**100.0%**
Fixed Maturity Securities - NAIC Quality Designation										
NAIC Quality Designation										
1	41,616.0	56.7%	42,428.3	57.4%	42,710.2	56.9%	42,197.7	56.1%	42,964.1	57.0%
2	28,315.4	38.6%	27,962.2	37.8%	28,764.1	38.3%	29,245.1	38.9%	28,571.7	37.9%
3	2,735.2	3.7%	2,661.7	3.6%	2,605.5	3.5%	2,670.7	3.5%	2,794.8	3.7%
4	456.9	0.6%	551.3	0.7%	578.3	0.8%	699.8	0.9%	534.1	0.7%
5	78.2	0.1%	160.5	0.2%	186.0	0.2%	254.8	0.3%	251.1	0.3%
6	192.5	0.3%	208.0	0.3%	229.3	0.3%	219.0	0.3%	259.9	0.4%
Total fixed maturities, including securities pledged [4]	**73,394.2**	**100.0%**	**73,972.0**	**100.0%**	**75,073.4**	**100.0%**	**75,287.1**	**100.0%**	**75,375.7**	**100.0%**
Fixed Maturity Securities - ARO Quality Rating										
ARO Quality Rating										
AAA	15,856.2	21.6%	16,486.5	22.3%	16,047.9	21.4%	16,752.5	22.3%	17,963.9	23.8%
AA	4,518.3	6.2%	4,349.5	5.9%	4,338.0	5.8%	4,067.1	5.4%	3,777.3	5.0%
A	19,877.9	27.1%	19,702.3	26.6%	20,115.9	26.8%	19,414.6	25.8%	19,133.8	25.4%
BBB	28,383.4	38.6%	28,310.1	38.3%	29,205.9	38.9%	29,445.1	39.1%	29,034.0	38.5%
BB	2,682.6	3.7%	2,843.4	3.8%	2,877.3	3.8%	2,865.1	3.8%	2,876.4	3.8%
B and below	2,075.8	2.8%	2,280.2	3.1%	2,488.4	3.3%	2,742.7	3.6%	2,590.3	3.5%
Total fixed maturities, including securities pledged	**73,394.2**	**100.0%**	**73,972.0**	**100.0%**	**75,073.4**	**100.0%**	**75,287.1**	**100.0%**	**75,375.7**	**100.0%**

(1) Adjustments include the elimination of intercompany transactions between the Company and its consolidated investment entities, primarily the elimination of the Company's equity at risk recorded as investments by the Company (before consolidation) against either equity (private equity and real estate partnership funds) or senior and subordinated debt (CLOs) of the funds.
(2) Fixed Maturity Securities includes fixed maturities,available for sale , fixed maturities at fair value using the fair value option and securities pledged to creditors.
(3) Subprime asset-backed securities are included as a component of Non-Agency RMBS under this presentation.
(4) ARO ratings do not directly translate into NAIC ratings.

Page 52 of 70

ING U.S.
Portfolio Results

(in millions USD)

	Three Months Ended										Year to Date			
	9/30/13		6/30/13		3/31/13		12/31/12		9/30/12		9/30/13		9/30/12	
Operating investment income and annualized yield	Net Investment Income	Annualized Yield	Net Investment Income	Annualized Yield	Net Investment Income	Annualized Yield	Net Investment Income	Annualized Yield	Net Investment Income	Annualized Yield	Net Investment Income	Annualized Yield	Net Investment Income	Annualized Yield
Fixed maturity securities [1]	824.1	4.88%	831.0	5.02%	855.6	5.21%	854.6	5.23%	872.7	5.42%	2,510.7	5.05%	2,660.8	5.57%
Equity securities	3.4	4.96%	0.5	0.77%	2.6	3.72%	3.2	3.77%	5.4	6.81%	6.5	3.15%	14.5	5.83%
Mortgage loans	112.8	5.13%	113.6	5.24%	115.4	5.38%	114.0	5.42%	119.0	5.50%	341.8	5.25%	361.6	5.53%
Limited partnerships	116.1	60.40%	27.8	11.46%	23.2	9.37%	17.4	6.98%	22.2	6.22%	167.1	24.61%	35.1	2.97%
Policy loans	29.5	5.66%	29.7	5.69%	29.9	5.57%	30.0	5.60%	30.1	5.60%	89.1	5.64%	91.5	5.66%
Dutch state obligation (Alt-A transaction)	-	0.00%	-	0.00%	-	0.00%	1.6	0.91%	4.3	1.10%	-	0.00%	12.5	1.03%
Short-term investments	0.8	0.12%	1.0	0.17%	0.9	0.12%	1.5	0.10%	1.0	0.11%	2.7	0.13%	3.9	0.13%
Derivatives [1]	(2.2)	N/A	(9.0)	N/A	(11.9)	N/A	(13.9)	N/A	(9.0)	N/A	(23.1)	N/A	(42.3)	N/A
Pre-payment fee income	14.6	0.07%	25.7	0.12%	25.6	0.12%	17.9	0.08%	13.7	0.06%	65.9	0.11%	51.6	0.08%
Other assets	23.6	N/A	3.3	N/A	3.5	N/A	11.0	N/A	(1.6)	N/A	30.4	N/A	12.1	N/A
Gross investment income before expenses and fees	**1,122.7**	**5.47%**	**1,023.6**	**5.07%**	**1,044.8**	**5.17%**	**1,037.3**	**4.94%**	**1,057.8**	**5.14%**	**3,191.1**	**5.25%**	**3,201.3**	**5.18%**
Expenses and fees	(39.5)	-0.19%	(40.7)	-0.21%	(40.8)	-0.21%	(41.5)	-0.20%	(40.0)	-0.20%	(121.0)	-0.20%	(123.5)	-0.20%
Total investment income and annualized yield	**1,083.2**	**5.28%**	**982.9**	**4.86%**	**1,004.0**	**4.96%**	**995.8**	**4.74%**	**1,017.8**	**4.94%**	**3,070.1**	**5.05%**	**3,077.8**	**4.98%**
Less: Closed Block Variable Annuity (CBVA) investment income net of expenses and fees	28.8		20.9		18.4		17.2		12.2		68.1		35.5	
Total investment income, excluding CBVA	**1,054.4**		**962.0**		**985.6**		**978.6**		**1,005.6**		**3,002.0**		**3,042.3**	
Trading Gains/Losses														
Fixed Maturities	36.0		0.8		11.0		45.9		194.9		47.8		362.5	
Equity securities	0.6		(0.1)		0.2		2.4		0.1		0.7		1.8	
Mortgage loans	0.2		(0.2)		-		7.7		-		-		-	
Other investments	4.3		(3.0)		1.6		(21.9)		9.0		2.9		-	
Total Trading Gains/Losses, excluding CBVA	**41.1**		**(2.5)**		**12.8**		**34.1**		**204.0**		**51.4**		**364.3**	
Impairments														
Fixed Maturities	(2.3)		(5.4)		(11.0)		(20.2)		(11.0)		(18.7)		(23.6)	
Equity securities	(1.2)		(1.8)		-		-		-		(3.0)		-	
Mortgage loans	-		-		-		(7.7)		-		-		-	
Other investments	(0.7)		-		-		-		(1.4)		(0.7)		(1.4)	
Total Impairments, excluding CBVA	**(4.2)**		**(7.2)**		**(11.0)**		**(27.9)**		**(12.4)**		**(22.4)**		**(25.0)**	
Fair Value Adjustments [2]	**19.6**		**(77.7)**		**(10.2)**		**(9.3)**		**44.0**		**(68.3)**		**123.1**	
Derivatives, including Change in Fair Value of Derivatives related to Guaranteed Benefits, excluding CBVA	**17.8**		**114.6**		**58.1**		**22.9**		**49.2**		**190.5**		**187.1**	
Net Realized Investment Gains (losses) and Net Guaranteed Benefit Hedging Gains (losses), excluding CBVA	**74.3**		**27.2**		**49.7**		**19.8**		**284.8**		**151.2**		**649.5**	
CBVA Investment Income and Realized Capital Gains (Losses)	**(434.2)**		**(387.5)**		**(758.0)**		**(250.1)**		**(270.8)**		**(1,579.7)**		**(1,080.0)**	
Business Sold Through MODCO REINS [3]	**(15.6)**		**(62.7)**		**(18.7)**		**(6.9)**		**18.8**		**(97.0)**		**39.2**	
Consolidation/eliminations [4]	**25.6**		**7.3**		**65.3**		**(70.2)**		**55.4**		**98.2**		**94.9**	
Total Investment Income and Realized Capital Gains (Losses)	**704.5**		**546.3**		**323.9**		**671.2**		**1,093.8**		**1,574.7**		**2,745.9**	

[1] Operating income from CMO-B portfolio assets, including derivatives, is included in fixed maturity securities.

[2] Fair value adjustments include adjustments related to CMO-B assets carried at fair value, among other income sources.

[3] Income related to the Hannover Life Re Modco reinsurance transaction, in which the risk associated with these policies has been transferred to Hannover Life Re.

[4] Consolidation/eliminations includes:

-The impact of consolidation of investment entities into the Consolidated Statements of Operations, net of the elimination of the Company's management fees expensed by the funds and recorded as operating revenues (before consolidation) by the Company;

-The elimination of intersegment expenses, primarily consisting of asset-based management and administration fees charged by our Investment Management Segment;

-Other intersegment eliminations.

Page 53 of 70

ING U.S.
Alternative Investment Income

(in millions USD)	Three Months Ended 9/30/13	6/30/13	3/31/13	12/31/12	9/30/12	Year-to-Date 9/30/13	9/30/12
Retirement							
Average alternative investments	267.1	260.0	256.0	292.2	505.0	261.0	600.0
Alternative investment income	7.5	8.4	7.9	0.9	2.6	23.8	42.3
Annuities							
Average alternative investments	171.5	178.8	189.2	188.5	277.3	179.8	316.3
Alternative investment income	4.5	7.6	4.4	2.0	2.0	16.5	23.8
Investment Management							
Average alternative investments	124.2	123.8	120.8	129.2	114.3	122.9	100.2
Alternative investment income	4.9	6.1	2.8	5.6	19.5	13.8	36.0
Individual Life							
Average alternative investments	127.7	138.8	132.1	133.5	195.5	132.9	218.8
Alternative investment income	3.4	6.3	3.4	(0.3)	0.7	13.1	12.4
Employee Benefits							
Average alternative investments	25.1	25.6	23.6	29.7	52.5	24.8	62.4
Alternative investment income	0.8	1.1	0.6	0.1	0.4	2.5	4.4
Total Ongoing Business							
Average alternative investments	**715.6**	**727.0**	**721.7**	**773.1**	**1,144.6**	**721.4**	**1,297.7**
Alternative investment income	**21.1**	**29.5**	**19.1**	**8.3**	**25.2**	**69.7**	**118.9**
Corporate							
Average alternative investments	95.8	95.5	98.1	101.6	96.5	96.5	93.5
Alternative investment income	4.8	(5.7)	2.7	5.1	6.3	1.8	18.3
Closed Blocks [1]							
Average alternative investments	58.8	59.4	62.4	41.5	80.4	60.2	104.1
Alternative investment income	2.5	2.4	1.8	4.0	0.7	6.7	7.6
Total ING U.S. [2]							
Average alternative investments	**870.2**	**881.9**	**882.2**	**916.2**	**1,321.5**	**878.1**	**1,495.3**
Alternative investment income	**28.4**	**26.2**	**23.6**	**17.4**	**32.2**	**78.2**	**144.8**

(1) Our Closed Block Variable Annuity segment is managed to focus on protecting regulatory and rating agency capital rather than achieving operating metrics and, therefore, its results of operations are not reflected within investment income.

(2) Alternative investment income excludes the net investment income from Lehman Recovery/LIHTC in the current period and net loss on the sale of certain alternative investments during the 9/30/12 year-to-date period.

Page 54 of 70

ING U.S.
Unrealized Gains (Losses)

(in millions USD)

Fixed Maturities, available for sale (including securities pledged)
Aging Schedule

	Balances as of									
	9/30/13		6/30/13		3/31/13		12/31/12		9/30/12	
	Amount	% of Total	Amount	% of Total	Amount	% of Total	Amount	% of Total	Amount	% of Total
Less than 20%	(992.6)	92.9%	(929.8)	92.7%	(191.9)	71.3%	(150.6)	51.4%	(172.5)	46.2%
20% or more for less than six months	(47.3)	4.4%	(35.3)	3.5%	(3.9)	1.5%	(11.4)	3.9%	(31.0)	8.3%
20% or more for six months or greater	(29.1)	2.7%	(38.2)	3.8%	(73.0)	27.2%	(130.7)	44.7%	(169.7)	45.5%
Total Unrealized Loss	**(1,069.0)**	**100.0%**	**(1,003.3)**	**100.0%**	**(268.8)**	**100.0%**	**(292.7)**	**100.0%**	**(373.2)**	**100.0%**
Total Unrealized Gain	**4,594.2**		**4,919.9**		**7,336.0**		**8,155.7**		**8,277.8**	
Net Unrealized Gain/Loss	**3,525.2**		**3,916.6**		**7,067.2**		**7,863.0**		**7,904.6**	

Fixed Maturities Securities - Security Sector - Net Unrealized Gain/(Loss)*

	9/30/13	6/30/13	3/31/13	12/31/12	9/30/12
US Treasuries and US government agencies and authorities	255.7	348.7	638.7	768.2	835.8
US Corporate - Public	1,238.2	1,458.9	3,116.0	3,592.5	3,638.9
US Corporate - Private	354.2	363.5	561.5	585.3	607.0
Foreign Government / Agency	11.9	11.0	84.0	120.6	109.9
Foreign Corporate - Public	202.9	207.4	559.7	640.8	601.8
Foreign Corporate - Private	509.1	503.6	793.1	831.9	848.7
State, municipalities, and political subdivisions	11.0	14.2	29.2	32.6	29.4
Residential mortgaged-backed securities:					
CMO-B Agency	397.0	422.3	505.9	551.1	587.4
CMO-B Non-Agency	115.5	117.1	128.5	136.0	134.2
Agency	13.1	7.9	55.8	67.4	90.2
Non-Agency	13.1	0.3	18.9	(41.8)	(111.3)
Total Residential mortgage-backed securities	**538.7**	**547.6**	**709.1**	**712.7**	**700.5**
Commercial Mortgage-Backed Securities	358.3	411.3	511.8	507.5	457.5
Other Asset-Backed Securities*	45.2	50.4	64.1	70.9	75.1
Total Net Unrealized Gain/Loss	**3,525.2**	**3,916.6**	**7,067.2**	**7,863.0**	**7,904.6**

* Subprime asset-backed securities are included as a component of Non-Agency RMBS under this presentation.

Page 55 of 70

ING U.S.
Asset Backed Securities

(in millions USD)

RMBS Balances by Collateral Type

	Balances as of									
	9/30/13		6/30/13		3/31/13		12/31/12		9/30/12	
	Fair Value	Amortized Cost	Fair Value	Amortized Cost	Fair Value	Amortized Cost	Fair Value	Amortized Cost	Fair Value	Amortized Cost
Prime Agency	5,911.2	5,410.4	6,040.8	5,508.4	5,639.6	4,939.7	5,844.8	5,070.0	6,763.9	5,929.3
Prime / Non-Agency	1,021.6	872.1	1,148.9	1,000.6	1,300.0	1,116.1	1,399.4	1,215.3	1,503.2	1,312.7
Alt-A RMBS	358.8	326.0	376.3	344.6	402.0	365.2	411.3	389.2	415.2	407.4
Subprime Mortgage-Backed Securities	657.7	657.5	802.8	806.5	836.9	836.3	967.3	998.0	949.5	1,039.1
Total	**7,949.3**	**7,266.0**	**8,368.8**	**7,660.1**	**8,178.5**	**7,257.3**	**8,622.8**	**7,672.5**	**9,631.8**	**8,688.5**

CMBS Balances by Year of Origination

	Balances as of									
	9/30/13		6/30/13		3/31/13		12/31/12		9/30/12	
	Fair Value	Amortized Cost	Fair Value	Amortized Cost	Fair Value	Amortized Cost	Fair Value	Amortized Cost	Fair Value	Amortized Cost
2008	11.5	9.3	11.4	9.2	11.8	9.4	12.9	11.1	15.3	13.0
2007	1,264.7	1,123.6	1,636.3	1,457.6	1,810.3	1,583.0	1,850.3	1,636.8	2,018.7	1,841.4
2006	1,338.8	1,201.6	1,390.0	1,247.1	1,475.7	1,300.7	1,493.7	1,315.8	1,494.1	1,333.5
2005 and prior	1,252.6	1,174.8	1,388.2	1,300.7	1,515.4	1,408.3	1,589.5	1,475.2	1,688.9	1,571.6
Total	**3,867.6**	**3,509.3**	**4,425.9**	**4,014.6**	**4,813.2**	**4,301.4**	**4,946.4**	**4,438.9**	**5,217.0**	**4,759.5**

Other ABS Balances by Loan Classification

	Balances as of									
	9/30/13		6/30/13		3/31/13		12/31/12		9/30/12	
	Fair Value	Amortized Cost	Fair Value	Amortized Cost	Fair Value	Amortized Cost	Fair Value	Amortized Cost	Fair Value	Amortized Cost
Credit Card Receivables	552.8	529.4	564.1	538.5	591.5	558.0	651.7	614.8	671.4	631.9
Automobile Receivables	471.3	470.2	500.1	498.9	471.1	468.1	535.2	531.1	573.8	568.8
CLO's *	49.5	48.9	49.1	48.4	53.6	53.8	66.1	68.0	82.1	86.0
Other	282.1	268.8	295.9	280.3	310.8	291.0	355.8	334.2	344.5	321.5
Total	**1,355.7**	**1,317.3**	**1,409.2**	**1,366.1**	**1,427.0**	**1,370.9**	**1,608.8**	**1,548.1**	**1,671.8**	**1,608.2**

* Excludes consolidated CLO's

Page 56 of 70

ING U.S.
RMBS Securities Summary

(in millions USD)

RMBS*
By Rating and Origination Year
As of September 30, 2013

	Prime Agency		Prime/Non-Agency		Alt-A RMBS		Subprime Mortgage-Backed Securities		Total	
NAIC Designation	Fair Value	Amortized Cost	Fair Value	Amortized Cost	Fair Value	Amortized Cost	Fair Value	Amortized Cost	Fair Value	Amortized Cost
1	5,886.8	5,382.2	635.6	568.4	162.0	136.4	407.6	380.0	7,092.0	6,467.0
2	9.6	11.2	60.1	59.4	49.5	48.6	33.4	34.5	152.6	153.7
3	9.4	11.6	91.9	90.2	85.4	83.7	157.9	173.5	344.6	359.0
4	5.4	5.4	31.9	29.6	49.5	45.9	49.9	60.5	136.7	141.4
5	-	-	54.6	37.5	10.3	8.9	7.1	6.2	72.0	52.6
6	-	-	147.5	87.0	2.1	2.5	1.8	2.8	151.4	92.3
Total by rating	**5,911.2**	**5,410.4**	**1,021.6**	**872.1**	**358.8**	**326.0**	**657.7**	**657.5**	**7,949.3**	**7,266.0**

	Prime Agency		Prime/Non-Agency		Alt-A RMBS		Subprime Mortgage-Backed Securities		Total	
ARO Rating	Fair Value	Amortized Cost	Fair Value	Amortized Cost	Fair Value	Amortized Cost	Fair Value	Amortized Cost	Fair Value	Amortized Cost
AAA	5,874.5	5,369.3	13.2	13.1	0.2	0.3	2.5	2.5	5,890.4	5,385.2
AA	3.0	3.0	34.8	32.4	0.2	0.2	7.4	7.3	45.4	42.9
A	-	-	55.1	51.3	5.3	4.9	35.8	36.8	96.2	93.0
BBB	-	-	169.3	167.4	14.5	14.8	39.4	40.9	223.2	223.1
BB	9.4	11.6	62.7	58.6	15.8	15.8	61.0	67.2	148.9	153.2
B and below	24.3	26.5	686.5	549.3	322.8	290.0	511.6	502.8	1,545.2	1,368.6
Total by rating	**5,911.2**	**5,410.4**	**1,021.6**	**872.1**	**358.8**	**326.0**	**657.7**	**657.5**	**7,949.3**	**7,266.0**

	Prime Agency		Prime/Non-Agency		Alt-A RMBS		Subprime Mortgage-Backed Securities		Total	
Origination Year	Fair Value	Amortized Cost	Fair Value	Amortized Cost	Fair Value	Amortized Cost	Fair Value	Amortized Cost	Fair Value	Amortized Cost
2013	569.6	571.4	-	-	-	-	-	-	569.6	571.4
2012	754.4	770.7	-	-	-	-	-	-	754.4	770.7
2011	988.3	985.5	-	-	-	-	-	-	988.3	985.5
2010	823.1	811.4	28.6	27.5	-	-	-	-	851.7	838.9
2009	368.5	361.3	12.6	12.8	-	-	-	-	381.1	374.1
2008	219.3	205.9	-	-	-	-	-	-	219.3	205.9
2007	450.4	409.5	149.5	139.6	78.0	72.2	188.0	179.8	865.9	801.1
2006	511.2	389.1	242.3	166.6	93.3	71.1	174.2	164.8	1,021.0	791.6
2005 and prior	1,226.4	905.6	588.6	525.6	187.5	182.7	295.5	312.9	2,298.0	1,926.8
Total by origination year	**5,911.2**	**5,410.4**	**1,021.6**	**872.1**	**358.8**	**326.0**	**657.7**	**657.5**	**7,949.3**	**7,266.0**

* Subprime mortgage-backed securities are included in RMBS under this presentation

Page 57 of 70

ING U.S.
CMBS and Other Asset-Backed Securities Summary

(in millions USD)

CMBS
By Rating and Vintage
As of September 30, 2013

	AAA		AA		A		BBB		BB		B & Below		Total	
Origination Year	Fair Value	Amortized Cost	Fair Value	Amortized Cost	Fair Value	Amortized Cost	Fair Value	Amortized Cost	Fair Value	Amortized Cost	Fair Value	Amortized Cost	Fair Value	Amortized Cost
2008	-	-	-	-	-	-	11.5	9.3	-	-	-	-	11.5	9.3
2007	52.7	49.4	373.0	339.0	151.9	137.7	330.2	279.6	206.2	192.5	150.7	125.4	1,264.7	1,123.6
2006	575.3	531.3	252.0	227.1	153.3	139.4	201.7	180.1	105.3	82.8	51.2	40.9	1,338.8	1,201.6
2005 and prior	849.6	816.5	169.2	158.7	122.1	114.5	61.8	54.9	36.7	24.7	13.2	5.5	1,252.6	1,174.8
Total by origination year	**1,477.6**	**1,397.2**	**794.2**	**724.8**	**427.3**	**391.6**	**605.2**	**523.9**	**348.2**	**300.0**	**215.1**	**171.8**	**3,867.6**	**3,509.3**

Other Asset-Backed Securities*
By Rating and Classification
As of September 30, 2013

	Credit Card Receivables		Automobile Receivables		CLO's**		Other		Total	
ARO Rating	Fair Value	Amortized Cost	Fair Value	Amortized Cost	Fair Value	Amortized Cost	Fair Value	Amortized Cost	Fair Value	Amortized Cost
AAA	530.7	508.5	471.3	470.2	1.6	-	249.6	238.6	1,253.2	1,217.3
AA	-	-	-	-	28.2	24.5	2.0	2.6	30.2	27.1
A	22.1	20.9	-	-	19.7	24.4	15.4	15.9	57.2	61.2
BBB	-	-	-	-	-	-	11.6	10.9	11.6	10.9
BB	-	-	-	-	-	-	0.6	0.6	0.6	0.6
B and below	-	-	-	-	-	-	2.9	0.2	2.9	0.2
Total by rating	**552.8**	**529.4**	**471.3**	**470.2**	**49.5**	**48.9**	**282.1**	**268.8**	**1,355.7**	**1,317.3**

	Credit Card Receivables		Automobile Receivables		CLO's**		Other		Total	
NAIC Designation	Fair Value	Amortized Cost	Fair Value	Amortized Cost	Fair Value	Amortized Cost	Fair Value	Amortized Cost	Fair Value	Amortized Cost
1	552.8	529.4	471.3	470.2	49.5	48.9	267.0	257.1	1,340.6	1,305.6
2	-	-	-	-	-	-	11.6	10.9	11.6	10.9
3	-	-	-	-	-	-	0.6	0.6	0.6	0.6
4	-	-	-	-	-	-	-	-	-	-
5	-	-	-	-	-	-	-	-	-	-
6	-	-	-	-	-	-	2.9	0.2	2.9	0.2
Total by rating	**552.8**	**529.4**	**471.3**	**470.2**	**49.5**	**48.9**	**282.1**	**268.8**	**1,355.7**	**1,317.3**

* Subprime asset-backed securities are excluded from Other Asset-Backed Securities and included in Non-Agency RMBS under this presentation.
** Excludes consolidated CLO's

Page 58 of 70

ING U.S.
Mortgage Loans on Real Estate

(in millions USD)

Mortgage Loans on Real Estate by Region and Property Type

	Balances as of									
	9/30/13		6/30/13		3/31/13		12/31/12		9/30/12	
U.S. Region	Amount	% of Total	Amount	% of Total	Amount	% of Total	Amount	% of Total	Amount	% of Total
Pacific	2,054.5	22.7%	2,090.2	23.3%	2,025.5	22.7%	1,973.9	22.8%	2,065.6	23.7%
South Atlantic	1,851.4	20.5%	1,706.6	19.1%	1,725.9	19.3%	1,687.6	19.4%	1,690.6	19.4%
Middle Atlantic	1,107.2	12.3%	1,142.8	12.8%	1,000.5	11.2%	1,059.5	12.2%	1,054.5	12.1%
East North Central	962.7	10.7%	1,006.7	11.3%	1,020.1	11.4%	962.8	11.1%	986.8	11.4%
West South Central	1,232.9	13.7%	1,246.3	14.0%	1,301.6	14.5%	1,176.3	13.6%	1,107.9	12.8%
Mountain	749.7	8.3%	711.1	8.0%	800.9	8.9%	718.2	8.3%	693.2	8.0%
West North Central	519.4	5.8%	502.7	5.6%	535.0	6.0%	537.5	6.2%	525.9	6.1%
New England	318.9	3.5%	322.1	3.6%	334.8	3.7%	334.6	3.9%	330.1	3.8%
East South Central	222.9	2.5%	204.7	2.3%	209.0	2.3%	215.8	2.5%	232.5	2.7%
Total Commercial Mortgage Loans [(1)]	**9,019.6**	**100.0%**	**8,933.2**	**100.0%**	**8,953.3**	**100.0%**	**8,666.2**	**100.0%**	**8,687.1**	**100.0%**
Property Type										
Industrial	2,998.0	33.3%	3,183.5	35.7%	3,385.2	37.7%	3,361.5	38.8%	3,354.8	38.5%
Retail	2,795.9	31.0%	2,653.1	29.7%	2,609.9	29.2%	2,350.2	27.1%	2,167.5	25.0%
Office	1,243.3	13.8%	1,280.9	14.3%	1,243.3	13.9%	1,284.7	14.8%	1,344.9	15.5%
Apartments	1,048.6	11.6%	994.1	11.1%	935.8	10.5%	952.1	11.0%	974.2	11.2%
Hotel/Motel	364.1	4.0%	323.3	3.6%	324.1	3.6%	280.6	3.2%	436.4	5.0%
Other	382.3	4.2%	341.0	3.8%	353.9	4.0%	363.1	4.2%	334.9	3.9%
Mixed Use	187.4	2.1%	157.3	1.8%	101.1	1.1%	74.0	0.9%	74.4	0.9%
Total Commercial Mortgage Loans [(1)]	**9,019.6**	**100.0%**	**8,933.2**	**100.0%**	**8,953.3**	**100.0%**	**8,666.2**	**100.0%**	**8,687.1**	**100.0%**
Loan Size										
Under $5 million	1,546.5	17.1%	1,607.7	18.0%	1,662.9	18.6%	1,683.0	19.4%	1,698.4	19.5%
$5 million but less than $10 million	1,548.9	17.2%	1,601.5	17.9%	1,694.8	18.9%	1,641.1	18.9%	1,675.4	19.3%
$10 million but less than $20 million	1,746.6	19.4%	1,725.0	19.3%	1,639.0	18.3%	1,578.6	18.2%	1,611.8	18.6%
$20 million but less than $30 million	1,045.0	11.6%	1,085.7	12.2%	966.1	10.8%	753.2	8.7%	705.3	8.1%
$30 million and over	3,132.6	34.7%	2,913.3	32.6%	2,990.5	33.4%	3,010.3	34.8%	2,996.2	34.5%
Total Commercial Mortgage Loans [(1)]	**9,019.6**	**100.0%**	**8,933.2**	**100.0%**	**8,953.3**	**100.0%**	**8,666.2**	**100.0%**	**8,687.1**	**100.0%**
Other Stats as ratios										
LTV - Origination	58.8%		58.5%		58.1%		57.7%		56.9%	
LTV - Current	56.1%		55.5%		55.3%		55.0%		53.8%	
Debt Service Coverage	1.9		1.9		1.9		2.0		2.0	
Other Stats in USD millions										
60+day delinq (incl in process of foreclosure)										
US GAAP Book Value	5.1		9.0		9.0		9.0		16.7	
Allowance for loan losses	4.0		4.1		3.9		3.9		4.5	

[(1)] Total Commercial Mortgage Loans shown do not include allowance for mortgage loan credit losses

Page 59 of 70

ING U.S.

U.S. and Foreign Corporate Securities

(in millions USD)

Summary of Corporate Securities by Industry Category

		Balances as of									
		9/30/13		6/30/13		3/31/13		12/31/12		9/30/12	
Type	Industry	Fair Value	% of Total	Fair Value	% of Total	Fair Value	% of Total	Fair Value	% of Total	Fair Value	% of Total
Public	Communications	3,849.3	9.9%	3,893.5	10.2%	4,056.8	10.4%	3,670.9	9.6%	3,608.0	9.8%
	Financial	5,950.3	15.2%	5,629.2	14.7%	5,826.4	15.0%	5,579.5	14.7%	5,341.0	14.5%
	Industrial and other companies	21,770.6	55.8%	21,014.9	55.0%	21,203.8	54.4%	21,065.0	55.4%	19,999.6	54.5%
	Utilities	6,439.4	16.5%	6,641.3	17.4%	6,813.6	17.5%	6,718.7	17.6%	6,756.4	18.4%
	Transportation	1,021.7	2.6%	1,037.6	2.7%	1,044.4	2.7%	1,040.0	2.7%	1,009.9	2.8%
	Sub-total	39,031.3	100.0%	38,216.5	100.0%	38,945.0	100.0%	38,074.1	100.0%	36,714.9	100.0%
Private	Communications	405.2	3.0%	426.2	3.2%	491.2	3.6%	499.6	3.6%	498.5	3.6%
	Financial	948.2	7.0%	918.6	6.8%	917.0	6.7%	1,036.1	7.5%	1,040.5	7.5%
	Industrial and other companies	8,741.8	64.7%	8,660.6	64.0%	8,511.4	61.7%	8,587.4	61.8%	8,519.0	61.6%
	Utilities	2,926.5	21.7%	3,006.5	22.3%	3,302.1	24.0%	3,356.0	24.2%	3,410.3	24.6%
	Transportation	489.7	3.6%	494.6	3.7%	547.1	4.0%	405.2	2.9%	369.2	2.7%
	Sub-total	13,511.4	100.0%	13,506.5	100.0%	13,768.8	100.0%	13,884.3	100.0%	13,837.5	100.0%
Total	Communications	4,254.5	8.1%	4,319.7	8.4%	4,548.0	8.6%	4,170.5	8.0%	4,106.5	8.2%
	Financial	6,898.5	13.1%	6,547.8	12.7%	6,743.4	12.8%	6,615.6	12.7%	6,381.5	12.6%
	Industrial and other companies	30,512.4	58.1%	29,675.5	57.3%	29,715.2	56.4%	29,652.4	57.1%	28,518.6	56.4%
	Utilities	9,365.9	17.8%	9,647.8	18.6%	10,115.7	19.2%	10,074.7	19.4%	10,166.7	20.1%
	Transportation	1,511.4	2.9%	1,532.2	3.0%	1,591.5	3.0%	1,445.2	2.8%	1,379.1	2.7%
	Total	**52,542.7**	**100.0%**	**51,723.0**	**100.0%**	**52,713.8**	**100.0%**	**51,958.4**	**100.0%**	**50,552.4**	**100.0%**

Page 60 of 70

ING U.S.

Exposure to European Debt-Fixed Maturities and Equity Securities

(in millions USD)

Exposure to Select European Countries	Sovereign Debt		Corporate - Financial		Corporate - Non-Financial		Total		Total	
As of September 30, 2013	Fair Value	% of Total	Fair Value	% of Total	Fair Value	% of Total	Fair Value	% of Total	Amortized Cost	% of Total
Ireland	-	0.0%	-	0.0%	317.8	4.4%	317.8	3.8%	302.7	3.8%
Italy	-	0.0%	-	0.0%	263.5	3.6%	263.5	3.1%	253.5	3.2%
Portugal	-	0.0%	-	0.0%	9.8	0.1%	9.8	0.1%	7.7	0.1%
Spain	-	0.0%	-	0.0%	238.9	3.3%	238.9	2.8%	230.2	2.9%
Total Peripheral Euro-Zone	**-**	**0.0%**	**-**	**0.0%**	**830.0**	**11.4%**	**830.0**	**9.8%**	**794.1**	**10.1%**
Austria	-	0.0%	-	0.0%	15.9	0.2%	15.9	0.2%	15.0	0.2%
Belgium	37.0	13.1%	-	0.0%	343.7	4.7%	380.7	4.5%	332.8	4.2%
Bulgaria	5.9	2.1%	-	0.0%	-	0.0%	5.9	0.1%	5.7	0.1%
Croatia	26.9	9.5%	-	0.0%	-	0.0%	26.9	0.3%	25.6	0.3%
Czech Republic	-	0.0%	-	0.0%	9.9	0.1%	9.9	0.1%	10.1	0.1%
Denmark	-	0.0%	10.6	1.3%	122.2	1.7%	132.8	1.6%	124.5	1.6%
Finland	-	0.0%	-	0.0%	42.1	0.6%	42.1	0.5%	40.0	0.5%
France	-	0.0%	121.1	14.3%	400.1	5.5%	521.3	6.2%	490.3	6.2%
Germany	-	0.0%	52.1	6.2%	523.0	7.2%	575.0	6.8%	535.5	6.7%
Hungary	6.2	2.2%	-	0.0%	-	0.0%	6.2	0.1%	5.9	0.1%
Iceland	-	0.0%	-	0.0%	-	0.0%	-	0.0%	-	0.0%
Kazakhstan	58.2	20.6%	-	0.0%	7.6	0.1%	65.8	0.8%	61.6	0.8%
Latvia	4.9	1.7%	-	0.0%	-	0.0%	4.9	0.1%	4.6	0.1%
Lithuania	33.5	11.8%	-	0.0%	-	0.0%	33.5	0.4%	30.5	0.4%
Luxembourg	-	0.0%	-	0.0%	24.9	0.3%	24.9	0.3%	23.4	0.3%
Netherlands	-	0.0%	174.2	20.6%	1,179.4	16.1%	1,353.6	16.1%	1,270.0	15.8%
Norway	-	0.0%	3.0	0.4%	236.1	3.2%	239.1	2.8%	240.3	3.0%
Russian Federation	83.5	29.4%	-	0.0%	95.4	1.3%	178.9	2.1%	167.8	2.1%
Slovakia	5.1	1.8%	-	0.0%	-	0.0%	5.1	0.1%	5.0	0.1%
Slovenia	-	0.0%	-	0.0%	-	0.0%	-	0.0%	-	0.0%
Sweden	-	0.0%	27.1	3.2%	125.2	1.7%	152.4	1.8%	138.8	1.7%
Switzerland	-	0.0%	148.8	17.6%	535.7	7.3%	684.5	8.1%	637.5	7.9%
Turkey	22.0	7.8%	-	0.0%	41.4	0.6%	63.4	0.8%	65.6	0.8%
United Kingdom	-	0.0%	307.2	36.4%	2,771.0	38.0%	3,078.2	36.4%	2,939.4	36.8%
Total Non-Peripheral Europe	**283.2**	**100.0%**	**844.1**	**100.0%**	**6,473.6**	**88.6%**	**7,601.0**	**90.2%**	**7,169.9**	**89.9%**
Total Europe	**283.2**	**100.0%**	**844.1**	**100.0%**	**7,303.6**	**100.0%**	**8,431.0**	**100.0%**	**7,964.0**	**100.0%**

Page 61 of 70

ING U.S.

Additional Information

ING U.S.
Adjustments to Operating Earnings by Segment

(in millions USD)	Three Months Ended					Year-to-Date	
	9/30/13	6/30/13	3/31/13	12/31/12	9/30/12	9/30/13	9/30/12
DAC/VOBA and other intangibles unlocking [1]							
Retirement	40.0	(1.4)	3.0	(8.9)	15.9	41.6	14.7
Annuities	39.6	9.9	7.0	(44.4)	(12.9)	56.5	(41.8)
Total Retirement Solutions	79.6	8.5	10.0	(53.3)	3.0	98.1	(27.1)
Investment Management	-	-	-	-	-	-	-
Individual Life	20.2	(4.9)	(2.7)	4.6	3.4	12.6	(1.2)
Employee Benefits	-	-	-	-	-	-	-
Total Insurance Solutions	20.2	(4.9)	(2.7)	4.6	3.4	12.6	(1.2)
Ongoing Business	**99.8**	**3.6**	**7.3**	**(48.7)**	**6.4**	**110.7**	**(28.3)**
Corporate	-	-	-	-	-	-	-
Total Closed Blocks	-	-	-	-	-	-	-
Total DAC/VOBA and other intangibles unlocking	**99.8**	**3.6**	**7.3**	**(48.7)**	**6.4**	**110.7**	**(28.3)**
Additional adjustments [2]							
Retirement	12.7	-	-	-	(1.0)	12.7	(31.3)
Annuities	12.7	-	-	-	(0.3)	12.7	(11.2)
Total Retirement Solutions	25.4	-	-	-	(1.3)	25.4	(42.5)
Investment Management	11.5	-	-	-	-	11.5	2.2
Individual Life	36.6	-	-	-	5.2	36.6	14.8
Employee Benefits	4.0	-	-	-	0.6	4.0	0.1
Total Insurance Solutions	40.6	-	-	-	5.8	40.6	14.9
Ongoing Business	**77.5**	**-**	**-**	**-**	**4.5**	**77.5**	**(25.4)**
Corporate	(47.6)	(43.2)	(41.9)	(39.2)	(39.8)	(132.7)	(88.6)
Total Closed Blocks	0.6	-	-	-	-	0.6	(5.8)
Total non-recurring items and interest expense	**30.5**	**(43.2)**	**(41.9)**	**(39.2)**	**(35.3)**	**(54.6)**	**(119.8)**
Total adjustments to operating earnings							
Retirement	52.7	(1.4)	3.0	(8.9)	14.9	54.3	(16.6)
Annuities	52.3	9.9	7.0	(44.4)	(13.2)	69.2	(53.0)
Total Retirement Solutions	105.0	8.5	10.0	(53.3)	1.7	123.5	(69.6)
Investment Management	11.5	-	-	-	-	11.5	2.2
Individual Life	56.8	(4.9)	(2.7)	4.6	8.6	49.2	13.6
Employee Benefits	4.0	-	-	-	0.6	4.0	0.1
Total Insurance Solutions	60.8	(4.9)	(2.7)	4.6	9.2	53.2	13.7
Ongoing Business	**177.3**	**3.6**	**7.3**	**(48.7)**	**10.9**	**188.2**	**(53.7)**
Corporate	(47.6)	(43.2)	(41.9)	(39.2)	(39.8)	(132.7)	(88.6)
Total Closed Blocks	0.6	-	-	-	-	0.6	(5.8)
Total adjustments to operating earnings	**130.3**	**(39.6)**	**(34.6)**	**(87.9)**	**(28.9)**	**56.1**	**(148.1)**

[1] DAC/VOBA and other intangibles unlocking excludes unlocking on net investment income from Lehman Recovery/LIHTC

[2] Additional adjustments include impact of portfolio restructuring, interest expenses, and the Net gain from Lehman Recovery/LIHTC

Page 63 of 70

ING U.S.

Average Capital and Financial Leverage

Balances as of

(in millions USD, unless otherwise indicated) 9/30/13 12/31/12

ING U.S., Inc. Shareholders’ Equity 12,770.0 13,874.9

AOCI 1,950.0 3,710.7

ING U.S., Inc. Shareholders’ Equity, excluding AOCI 10,820.0 10,164.2

Financial Leverage (1) 3,514.5 3,808.3

Total Capital 14,334.5 13,972.5

Financial Leverage to Total Capital 24.5% 27.3%

Average Capital (average for period) 14,153.5 13,886.4

(1) Financial leverage is defined as short term debt, long term debt, and loans from certain subsidiaries, excluding operating leverage. We define operating leverage as self-liquidating forms of financing, including securities lending, reverse repurchase and captive reinsurance reserve financing arrangements. The following table presents a reconciliation of financial leverage to debt:

Balances as of

(in millions USD, unless otherwise indicated) 9/30/13 12/31/12

Short-term Debt — 1,064.6

Long-term Debt 3,514.5 3,171.1

Total Debt 3,514.5 4,235.7

Less: operating leverage — (688.5)

Plus: loans from subsidiaries — 261.1

Financial Leverage 3,514.5 3,808.3

ING U.S.
Operating Revenues by Segment

(in millions USD)	Three Months Ended 9/30/13	6/30/13	3/31/13	12/31/12	9/30/12	Year-to-Date 9/30/13	9/30/12
Retirement	606.9	596.9	583.2	570.5	582.1	1,787.0	1,701.4
Annuities	319.1	304.0	307.6	317.4	309.7	930.7	989.6
Total Retirement Solutions	926.0	900.9	890.8	887.9	891.8	2,717.7	2,691.0
Investment Management	160.1	148.6	131.9	142.5	142.2	440.6	403.0
Individual Life	717.1	694.8	687.1	694.2	678.5	2,099.0	2,099.7
Employee Benefits	316.2	311.7	318.1	313.6	310.5	946.0	937.6
Total Insurance Solutions	1,033.3	1,006.5	1,005.2	1,007.8	989.0	3,045.0	3,037.3
Ongoing Business	**2,119.4**	**2,056.0**	**2,027.9**	**2,038.2**	**2,023.0**	**6,203.3**	**6,131.3**
Corporate	28.8	7.9	17.1	19.2	13.2	53.8	46.7
Total Closed Blocks	30.7	33.6	45.5	38.2	40.5	109.8	132.8
Total operating revenues	**2,178.9**	**2,097.5**	**2,090.5**	**2,095.6**	**2,076.7**	**6,366.9**	**6,310.8**
Adjustments:							
Closed Block Variable Annuity	(66.1)	(60.3)	(444.0)	68.1	42.5	(570.4)	(138.1)
Net realized investment gains (losses) and related charges and adjustments	39.8	(41.9)	30.4	49.5	253.4	28.3	553.9
Gain (loss) on change in fair value of derivatives related to guaranteed benefits	35.1	70.1	20.6	(29.5)	43.8	125.8	112.6
Revenues related to business exited through reinsurance or divestment	(2.9)	(55.8)	(12.1)	1.1	27.7	(70.8)	63.5
Revenues (loss) attributable to noncontrolling interests	152.9	60.9	40.3	(34.0)	63.7	254.1	347.8
Other adjustments to operating revenues*	97.6	70.1	92.9	53.0	56.5	260.6	161.0
Total revenue	**2,435.3**	**2,140.6**	**1,818.6**	**2,203.8**	**2,564.3**	**6,394.5**	**7,411.5**

* Other adjustments to operating revenue includes: Fee income earned by the Company's broker-dealers for sales of non-proprietary products, which are reflected net of commission expense in the Company's segments' operating revenues, as well as other items where the income is passed on to third parties.

Page 65 of 70

ING U.S.
Ongoing Business Sources of Earnings Reconciliation

(in millions USD)	Three Months Ended					Year-to-Date	
	9/30/13	6/30/13	3/31/13	12/31/12	9/30/12	9/30/13	9/30/12
Investment spread and other investment income:							
Net investment income and net realized gains (losses)							
Retirement	394.5	388.8	388.9	380.1	384.5	1,172.2	1,119.8
Annuities	295.9	283.5	287.1	298.4	291.7	866.5	924.9
Investment Management	16.4	6.1	2.8	5.6	17.3	25.3	36.0
Individual Life	258.7	215.4	216.9	213.1	229.7	691.0	700.7
Employee Benefits	32.1	27.9	28.4	27.0	30.0	88.4	87.3
Total net investment income and net realized gains (losses)	**997.6**	**921.7**	**924.1**	**924.2**	**953.2**	**2,843.4**	**2,868.7**
Total Ongoing Business	**997.6**	**921.7**	**924.1**	**924.2**	**953.2**	**2,843.4**	**2,868.7**
Adjustments:							
Interest credited	(553.8)	(551.3)	(552.2)	(567.1)	(565.0)	(1,657.3)	(1,730.9)
Other	(6.4)	(9.4)	(8.2)	(14.7)	(16.4)	(24.0)	(51.2)
Total adjustments	**(560.2)**	**(560.7)**	**(560.4)**	**(581.8)**	**(581.4)**	**(1,681.3)**	**(1,782.1)**
Ongoing investment spread and other investment income	**437.4**	**361.0**	**363.7**	**342.4**	**371.8**	**1,162.1**	**2,866.9**
Fee based margin:							
Fee income							
Retirement	191.0	189.0	183.8	182.7	181.6	563.8	532.3
Annuities	11.8	11.2	9.9	10.4	9.5	32.9	25.1
Investment Management	135.4	132.3	121.7	122.6	120.1	389.4	352.1
Individual Life	278.4	280.0	276.8	282.0	262.4	835.2	833.7
Employee Benefits	15.5	15.8	15.8	15.9	15.7	47.1	46.6
Total Fee Income	**632.1**	**628.3**	**608.0**	**613.6**	**589.3**	**1,868.4**	**1,789.8**
Other revenue							
Retirement	20.7	15.3	10.0	6.8	15.5	46.0	45.3
Annuities	3.9	2.6	2.8	2.3	2.4	9.3	10.0
Investment Management	8.3	10.2	7.4	14.3	4.8	25.9	14.9
Individual Life	5.3	7.3	7.6	7.4	6.4	20.2	19.2
Employee Benefits	(1.0)	(1.0)	(1.0)	(0.9)	(1.0)	(3.0)	(2.8)
Total other revenue	**37.2**	**34.4**	**26.8**	**29.9**	**28.1**	**98.4**	**86.6**
Total Ongoing Business	**669.3**	**662.7**	**634.8**	**643.5**	**617.4**	**1,966.8**	**1,876.4**
Adjustments:							
Surrender fees and MVA charges	(10.6)	(11.3)	(1.5)	2.8	(5.3)	(23.4)	(25.5)
Insurance Solutions FAS 97 fees and unearned revenue reserve amortization/unlocking	(288.3)	(288.7)	(285.6)	(291.0)	(273.8)	(862.6)	(858.7)
Other	(0.7)	1.5	(4.1)	(5.3)	(2.3)	(3.3)	(4.7)
Total adjustments	**(299.6)**	**(298.5)**	**(291.2)**	**(293.5)**	**(281.4)**	**(889.3)**	**(888.9)**
Ongoing fee based margin	**369.7**	**364.2**	**343.6**	**350.0**	**336.0**	**1,077.5**	**987.5**

Page 66 of 70

ING U.S.
Ongoing Business Sources of Earnings Reconciliation

(in millions USD)	Three Months Ended					Year-to-Date	
	9/30/13	6/30/13	3/31/13	12/31/12	9/30/12	9/30/13	9/30/12
Net underwriting gain (loss) and other revenue:							
Premiums							
Retirement	0.7	3.8	0.5	0.9	0.5	5.0	4.0
Annuities	7.5	6.7	7.8	6.3	6.1	22.0	29.6
Investment Management	-	-	-	-	-	-	-
Individual Life	174.7	192.1	185.8	191.7	180.0	552.6	546.1
Employee Benefits	269.6	269.0	274.9	271.6	265.8	813.5	806.5
Total premiums	**452.5**	**471.6**	**469.0**	**470.5**	**452.4**	**1,393.1**	**1,386.2**
Interest credited and other policyholder benefits							
Retirement	(213.5)	(212.1)	(204.6)	(212.9)	(210.5)	(630.2)	(629.3)
Annuities	(182.2)	(183.9)	(184.4)	(192.3)	(200.3)	(550.5)	(661.8)
Investment Management	-	-	-	-	-	-	-
Individual Life	(468.7)	(512.4)	(501.6)	(489.1)	(509.5)	(1,482.7)	(1,545.3)
Employee Benefits	(223.7)	(213.2)	(242.6)	(220.9)	(214.0)	(679.5)	(671.2)
Total interest credited and other policyholder benefits	**(1,088.1)**	**(1,121.6)**	**(1,133.2)**	**(1,115.2)**	**(1,134.3)**	**(3,342.9)**	**(3,507.6)**
Total Ongoing Business	**(635.6)**	**(650.0)**	**(664.2)**	**(644.7)**	**(681.9)**	**(1,949.8)**	**(2,121.4)**
Adjustments:							
Interest credited	553.8	551.3	552.2	567.1	565.0	1,657.3	1,730.9
Surrender fees and MVA charges	10.6	11.3	1.5	(2.8)	5.3	23.4	25.5
Insurance Solutions FAS 97 fees and unearned revenue reserve amortization/unlocking	297.8	287.2	284.9	293.9	295.2	869.9	878.7
Sales inducements amortization and unlocking	6.1	12.0	10.1	11.7	11.3	28.2	38.0
FAS 113 and SOP 03-1 amortization and unlocking	(23.1)	7.2	6.4	2.3	18.6	(9.5)	21.4
Other	(10.7)	(14.9)	(11.0)	(5.4)	0.6	(36.6)	(0.4)
Total adjustments	**834.5**	**854.1**	**844.1**	**866.8**	**896.0**	**2,532.7**	**2,694.1**
Ongoing net underwriting gain (loss) and other revenue	**198.9**	**204.1**	**179.9**	**222.1**	**214.1**	**582.9**	**572.7**

Page 67 of 70

ING U.S.
Ongoing Business Sources of Earnings Reconciliation

(in millions USD)	Three Months Ended					Year-to-Date	
	9/30/13	6/30/13	3/31/13	12/31/12	9/30/12	9/30/13	9/30/12
Administrative expenses and trail commissions:							
Operating and interest expense							
Retirement	(205.8)	(210.0)	(204.0)	(204.7)	(199.1)	(619.8)	(621.4)
Annuities	(31.7)	(32.2)	(31.0)	(30.4)	(32.2)	(94.9)	(94.8)
Investment Management	(106.1)	(107.5)	(101.8)	(111.3)	(103.1)	(315.4)	(299.7)
Individual Life	(83.9)	(94.8)	(91.8)	(102.8)	(99.2)	(270.5)	(298.2)
Employee Benefits	(58.5)	(60.5)	(60.0)	(60.7)	(56.7)	(179.0)	(175.5)
Total administrative expenses and trail commissions	**(486.0)**	**(505.0)**	**(488.6)**	**(509.9)**	**(490.3)**	**(1,479.6)**	**(1,489.6)**
Total Ongoing Business	**(486.0)**	**(505.0)**	**(488.6)**	**(509.9)**	**(490.3)**	**(1,479.6)**	**(1,489.6)**
Adjustments:							
Other	17.9	22.9	22.2	24.6	18.4	63.0	56.7
Total adjustments	**17.9**	**22.9**	**22.2**	**24.6**	**18.4**	**63.0**	**56.7**
Ongoing administrative expenses and trail commissions	**(468.1)**	**(482.1)**	**(466.4)**	**(485.3)**	**(471.9)**	**(1,416.6)**	**(1,432.9)**
DAC/VOBA and other intangibles amortization and unlocking:							
Net amortization of DAC/VOBA							
Retirement	(0.3)	(42.7)	(36.8)	(44.7)	(27.1)	(79.8)	(110.3)
Annuities	(8.4)	(28.4)	(37.9)	(88.4)	(44.6)	(74.7)	(137.1)
Investment Management	-	-	-	-	-	-	-
Individual Life	(47.5)	(47.6)	(42.9)	(47.7)	(16.6)	(138.0)	(114.6)
Employee Benefits	(4.9)	(3.9)	(3.1)	(3.4)	(3.7)	(11.9)	(10.1)
Total net amortization of DAC/VOBA	**(61.1)**	**(122.6)**	**(120.7)**	**(184.2)**	**(92.0)**	**(304.4)**	**(372.1)**
Total Ongoing Business	**(61.1)**	**(122.6)**	**(120.7)**	**(184.2)**	**(92.0)**	**(304.4)**	**(372.1)**
Adjustments							
Sales inducements amortization and unlocking	(6.1)	(12.0)	(10.1)	(11.7)	(11.3)	(28.2)	(38.0)
FAS 113 and SOP 03-1 amortization and unlocking	23.1	(7.2)	(6.4)	(2.3)	(18.6)	9.5	(21.4)
Unearned revenue reserve amortization and unlocking	(9.5)	1.5	0.7	(2.9)	(21.4)	(7.3)	(20.0)
Other	(0.1)	(0.1)	1.1	0.8	(0.3)	0.9	(0.4)
Total adjustments	**7.4**	**(17.8)**	**(14.7)**	**(16.1)**	**(51.6)**	**(25.1)**	**(79.8)**
Ongoing DAC/VOBA and other intangibles amortization and unlocking	**(53.7)**	**(140.4)**	**(135.4)**	**(200.3)**	**(143.6)**	**(329.5)**	**(451.9)**

Page 68 of 70

ING U.S.

Fixed Maturity Securities—Hannover Life Re Modco Reinsurance

(in millions USD)

Total investments, after consolidation (See Portfolio Composition page), include the following amounts related to business sold to Hannover Re through Modco reinsurance, in which the risk associated with these policies has been transferred to

Hannover Life Re:

Balances as of

9/30/13 6/30/13 3/31/13 12/31/12 9/30/12

Fixed Maturity Securities—Hannover Life Re Modco Reinsurance

Security Sector

U.S. Government agencies and authorities 52.1 87.1 22.5 41.9 19.7

U.S. Corporate—Public 861.2 896.6 782.1 798.7 818.2

Foreign Government / Agency 3.4 3.4 3.5 2.0 2.8

Foreign Corporate—Public 137.8 138.5 144.0 144.2 129.2

State, municipalities and political subdivisions 104.1 108.2 118.3 119.4 119.8

Residential mortgaged-backed securities:

Agency 97.2 107.9 124.4 133.4 139.4

Non—Agency 1.2 1.5 1.8 2.2 2.5

Total Residential mortgage-backed securities 98.4 109.4 126.2 135.6 141.9

Commercial mortgage-backed securities 94.3 100.3 108.0 114.7 121.2

Other asset-backed securities 18.5 19.0 22.2 25.8 27.7

Total fixed maturities, including securities pledged 1,369.8 1,462.5 1,326.8 1,382.3 1,380.5

ING U.S.
Ratings

	A.M. Best	Fitch	Standard & Poor's	Moody's
Insurance Financial Strength Ratings				
ING Life Insurance and Annuity Company	A	A-	A-	A3
ING USA Annuity & Life Insurance Company	A	A-	A-	A3
Midwestern United Life Insurance Company	A-	NR	A-	NR
ReliaStar Life Insurance Company	A	A-	A-	A3
ReliaStar Life Insurance Company of New York	A	A-	A-	A3
Security Life of Denver Insurance Company	A	A-	A-	A3
Credit Ratings				
ING U.S., Inc.				
Long-Term Issuer Credit	bbb	BBB	BBB-	Baa3
Long-Term Senior Unsecured Debt	bbb	BBB-	BBB-	Baa3
Junior Subordinated Debt	bb+	BB	BB	Ba1 (hyb)
Commercial Paper [1]	NR	F2	A-2	P-2
Lion Connecticut Holdings, Inc.				
Long-Term Issuer Credit	NR	NR	BBB-	Baa3

Program terminated October 3, 2013 [1]

Investor Information

Corporate Offices:

ING U.S.
230 Park Avenue
New York, New York 10169

NYSE Ticker:
VOYA

Media Contact:

Christopher Breslin
212-309-8941
Christopher.Breslin@us.ing.com

Web Site:
investors.ing.us

Investor Contact:

Darin Arita
212-309-8999
IR@us.ing.com

Page 70 of 70